SEMIANNUAL REPORT November 30, 2002




                 Nuveen
   Municipal Closed-End
        Exchange-Traded
                  Funds

                        MARYLAND
                        NMY
                        NFM
                        NZR
                        NWI

                        VIRGINIA
                        NPV
                        NGB
                        NNB


[photos of man with child]


            Dependable,
        tax-free income
                because
it's not what you earn,
     it's what you keep




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

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Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


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Dear
  SHAREHOLDER

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 2003

Nuveen Maryland and Virginia Municipal Closed-End Exchange-Traded Funds (NMY, NFM, NZR, NWI, NPV, NGB, NNB)

Portfolio Manager's
               COMMENTS


Portfolio manager Paul Brennan discusses U.S. and state economic conditions, key investment strategies, and the recent performance of the Funds. Paul, who has eleven years of investment experience, assumed portfolio management responsibility for NMY and NPV in 1999, for NFM, NZR, NGB, and NNB upon their respective inceptions in 2001,and for NWI upon its inception in September 2002.


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In many ways, economic and market conditions did not significantly change since the last shareholder report dated May 2002. We believe the most influential factors affecting the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. The ongoing threat of terrorism and continued geopolitical uncertainty also had an economic impact during this reporting period.

In the municipal market, the sluggish economic recovery and lack of inflationary pressures helped many bonds perform well during much of 2002. However, during October and, to a lesser degree, November 2002, the market environment for all fixed income investments was negatively impacted by a rebound in the equity markets, which appeared to prompt some investors to sell fixed income products and purchase common stocks.

During the first eleven months of 2002, new municipal supply nationwide reached a record $328 billion, a 27% increase over January-November 2001 levels. Demand for municipal bonds also remained strong over most of this period, as many individual investors continued to seek investments offering tax-free income and diversification for their portfolios. Institutional investors, especially traditional municipal bond purchasers such as property/casualty insurance companies, also were active buyers.


WHAT ABOUT ECONOMIC AND MARKET CONDITIONS IN MARYLAND AND VIRGINIA?

Maryland remains a state with historically well-managed finances, high per capita income, and a well-educated workforce. In general, Maryland's economy is gradually improving, stimulated by the vibrant Washington DC area economy and increases in federal defense and security spending. As of November 2002, unemployment in Maryland stood at 4.0%, down from 4.4% a year ago and substantially below the current national average of 6.0%. Promising developments within the state include the renewed growth of bioscience firms, where several new facilities are planned; rapidly appreciating home prices; and population growth that has accelerated in recent years. Despite revenue shortfalls and operating deficits that are expected over the next few budgetary cycles, Maryland retains substantial reserves.

Virginia's economy also appears to be slowly emerging from recession. Unemployment has declined to 3.9% in November 2002, with local governments and the services industry leading job growth. The commonwealth's economy is expected to continue to benefit from increased federal defense spending, especially in the areas surrounding the Pentagon in northern Virginia and around Norfolk. However, as the sixth largest state in terms of high-tech employment, Virginia continues to feel the impact of job losses in the technology and telecommunications industries. These job losses translated to sharp declines in revenue from tax collections, particularly in northern Virginia. After successfully closing a $3.8 billion budget shortfall earlier in 2002, the commonwealth continues to face a projected $2 billion deficit in its two-year budget, which took effect July 1, 2002. However, Virginia's long history of strong financial management and its diverse economy are expected to help it restore budgetary structural balance.

As in many other states, municipal bond issuance increased in Maryland and Virginia during 2002. In the first 11 months of the year, Maryland issued $4.7 billion in new municipal supply, up almost 50% from January-November 2001, while Virginia increased its issuance over the same period by 21%, to $6.3 billion. Both Maryland and Virginia maintained their credit ratings by Moody's and Standard & Poor's at Aaa/AAA, respectively, although Moody's revised its outlook for Virginia from stable to negative in December 2001 to reflect the slowdown in the commonwealth's economy.


HOW DID THESE FUNDS PERFORM OVER THE TWELVE MONTHS ENDED NOVEMBER 30, 2002?

Individual results for the Funds are presented in the accompanying table.

                                    TOTAL RETURN            LEHMAN        LIPPER
            MARKET YIELD                  ON NAV     TOTAL RETURN1      AVERAGE2
--------------------------------------------------------------------------------
                                          1 YEAR          1 YEAR          1 YEAR
                        TAXABLE-           ENDED           ENDED           ENDED
      11/30/02       EQUIVALENT3        11/30/02        11/30/02        11/30/02
--------------------------------------------------------------------------------
NMY      5.65%             8.50%           8.37%           6.32%           7.80%
--------------------------------------------------------------------------------
NFM      5.53%             8.32%           8.32%           6.32%           7.80%
--------------------------------------------------------------------------------
NZR      5.40%             8.12%           8.78%           6.32%           7.80%
--------------------------------------------------------------------------------
NWI      5.50%             8.27%              NA               -               -
--------------------------------------------------------------------------------
NPV      5.53%             8.38%           6.82%           6.32%           7.80%
--------------------------------------------------------------------------------
NGB      5.42%             8.21%           8.46%           6.32%           7.80%
--------------------------------------------------------------------------------
NNB      5.44%             8.24%           8.35%           6.32%           7.80%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended November 30, 2002, all of the Funds in this report having at least one year of performance history outperformed the unleveraged, unmanaged Lehman Brothers Municipal Bond Index. We believe that much of this outperformance can be attributed to the leveraged structure of these Funds, which provides the opportunity for additional income for common shareholders while adding volatility to the Fund's NAV and share price. We also think it can be attributed to the relatively long leverage-adjusted durations4 of these Funds, which ranged from 8.78 to 13.52, compared with 8.04 for the Lehman Index. A longer duration generally should help a Fund to perform well during periods of declining interest rates, as has been the case over much of the past year. (Please see the individual Performance Overview pages for each Fund's duration.)

It is difficult to compare the performance of these Funds with the Lipper Average shown in the table because Lipper combines the performance of many different funds from different states into one overall multi-state average. Looking specifically at the Nuveen Funds, we believe that in addition to leverage and duration their relative performances were also influenced by factors including call exposure, portfolio trading activity, and the price movement of individual holdings. For example, NPV holds industrial development bonds issued for Nekoosa Packaging Corporation, which is owned by Georgia-Pacific. These bonds are currently trading at distressed levels, reflecting GP's difficulties with asbestos-related lawsuits as well as the general struggle faced by many corporate-backed bonds in tandem with the problems faced by corporations during the past year. This had a direct impact on NPV's total return over the twelve months ended November 30, 2002.

In addition, NMY holds bonds issued by the Puerto Rico Port Authority for an American Airlines project. Over the past year, the market value of most airline-backed bonds has fallen, in part due to the general decline in passenger volume and in part due to the market's expectation of a bankruptcy declaration by United Air Lines. (Subsequent to the end of this reporting period, United did file for bankruptcy protection.) Over the long term, we believe air travel will remain a major component of transportation in this country, and we think airline-backed bonds, at their current depressed levels, are positioned to appreciate in value if and when the outlook for these companies improves.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As the Federal Reserve continued to keep short-term interest rates relatively low, the dividend-paying capabilities of all of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred, shareholders. Low short-term rates, such as those currently in effect, can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended November 30, 2002, the relatively low level of short-term interest rates enabled us to implement three dividend increases in NMY, two in NPV, and one in NZR. NFM, NGB, and NNB, which were introduced in 2001, continued to pay attractive monthly dividends during this period, while NWI, which debuted in September 2002, paid its first dividend in December 2002.

Over the course of the twelve months ended November 30, 2002, the share prices of NMY, NPV, NGB, and NNB rose, while that of NFM remained relatively flat. For NZR and NWI, the general weakening of bond prices during October and November 2002 resulted in share prices that were lower than at the start of the period or at inception. All of the Funds covered in this report were trading at premiums to their common share net asset values as of the end of this reporting period (see charts on individual Performance Overview pages).




1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Funds are compared with the average annualized return of the 31 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Maryland 33.5% and Virginia 34%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED NOVEMBER 30, 2002?

Over the period, our strategic focus continued to be on working to diversify Fund holdings, enhance call protection, and position the Funds more defensively in anticipation of potential changes in the interest rate environment. Specifically, that included purchasing a number of bonds on or near the 20-year part of the yield curve. We believe bonds in this maturity range offered yields similar to those of longer bonds, but with less inherent volatility. We thought the addition of these long-intermediate bonds would help to moderate the Funds' durations over time, making the portfolios less sensitive to interest rate changes while still allowing the Funds to provide competitive yields and returns.

Over the past year, the addition of these bonds with maturities at or close to 20 years resulted in a shortening of duration in most of these Funds. The one exception was NPV, where the reinvestment of proceeds from callable bonds into this part of the yield curve actually led to a modest lengthening of duration.

In addition to an emphasis on yield curve positioning, we also continued to look for individual issues that we believed could perform well regardless of the future direction of interest rates. In both Maryland and Virginia, this included selected purchases in the healthcare sector, which has been one of the top performers in 2002. Both of these states have strong healthcare systems and, during the past year, a number of borrowers came to the market to access capital and thereby enhanced our opportunities to find attractive issues. As of November 30, 2002, we had increased our exposure to healthcare in each of the older Maryland and Virginia Funds except NZR, which already had a 17% allocation to this sector. In addition to healthcare bonds in both states, we also found a number of opportunities to add general obligation and water and sewer bonds in Virginia.

In the current geopolitical and economic climate, we believed that maintaining strong credit quality remained a key requirement. As of November 30, 2002, each of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 68% to 88%.

In September 2002, we introduced the new Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI). As of November 30, 2002, this Fund had completed its initial investment phase and was in the process of investing the proceeds from its MuniPreferred offering. As mentioned earlier, NWI paid its first dividend in December 2002.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?

In general, our outlook for the fixed income markets remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that may be less robust and slower to arrive than some are predicting. We expect inflation and interest rates to remain relatively low over the near term, while new municipal volume nationally should continue to be strong, though probably below the record levels seen in 2002, as issuers take advantage of the low rate environment for both new issues and refinancings. Given the continued need for Maryland and Virginia to address budgetary imbalances, issuance is also expected to remain relatively heavy in these states. Demand for tax-exempt municipal bonds should remain solid, as investors continue to look for ways to rebalance their portfolios and reduce overall investment risk.

Over the next two years, we believe that most Nuveen Maryland and Virginia Funds generally will offer adequate levels of call protection, with call exposure ranging from zero in NFM, NZR, NWI, NGB and NNB to 20% in NPV and 29% in NMY during 2003 and 2004. During the past twelve months, we worked to mitigate the call risk and improve the positions of all the Funds, particularly NPV and NMY, which mark their 10-year anniversaries in March 2003. While the number of actual calls in each Fund will depend largely on market interest rates over this time, we believe the short-term call exposure of these Funds is manageable.

In the months ahead, specific areas of concentration will include individual security selection and management of the Funds' durations through additional purchases of high-quality bonds on or near the 20-year part of the yield curve. This should help us moderate the durations of these Funds and enhance our ability to control portfolio volatility. While the projected budget deficits in Maryland and Virginia could result in heavy issuance and increased trading opportunities for us, we will continue to monitor this situation for potential impact on the states' credit ratings and position our portfolios accordingly. In general, we plan to remain focused on strategies that can add value for our shareholders and provide support for the Funds' long-term dividend-payment capabilities.

Nuveen Maryland Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

NMY

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed   52%
AA                    19%
A                     17%
BBB                    7%
NR                     2%
BB or Lower            3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.62
--------------------------------------------------
Common Share Net Asset Value                $14.33
--------------------------------------------------
Market Yield                                 5.65%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.50%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $151,072
--------------------------------------------------
Average Effective Maturity (Years)           18.79
--------------------------------------------------
Leverage-Adjusted Duration                    8.78
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.17%         8.37%
--------------------------------------------------
5-Year                         7.00%         5.84%
--------------------------------------------------
Since Inception                5.98%         5.89%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Housing/Multifamily                            17%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------\

Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Dec                    0.0695
Jan                    0.0695
Feb                    0.0695
Mar                    0.0715
Apr                    0.0715
May                    0.0715
Jun                    0.0725
Jul                    0.0725
Aug                    0.0725
Sep                    0.0735
Oct                    0.0735
Nov                    0.0735


Line Chart:
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
12/1/01                15.38
                       15.66
                       15.77
                       15.60
                       15.70
                       15.78
                       15.90
                       15.67
                       15.71
                       15.89
                       15.77
                       15.70
                       15.92
                       15.40
                       15.69
                       14.63
                       14.60
                       15.01
                       14.73
                       14.80
                       14.88
                       15.59
                       15.57
                       15.34
                       15.47
                       15.73
                       15.68
                       15.60
                       15.65
                       16.05
                       16.15
                       16.90
                       16.40
                       16.80
                       16.46
                       16.20
                       15.85
                       15.97
                       16.00
                       16.14
                       16.14
                       16.15
                       16.42
                       16.68
                       16.80
                       15.85
                       15.29
                       15.25
                       15.36
                       15.58
                       15.60
11/30/02               15.62

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2001 of $0.0024 per share.

Nuveen Maryland Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

        NFM

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed   43%
AA                    25%
A                     17%
BBB                    9%
NR                     6%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.20
--------------------------------------------------
Common Share Net Asset Value                $14.55
--------------------------------------------------
Market Yield                                 5.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.90%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.32%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $60,499
--------------------------------------------------
Average Effective Maturity (Years)           22.44
--------------------------------------------------
Leverage-Adjusted Duration                   11.28
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         5.34%         8.32%
--------------------------------------------------
Since Inception                6.03%         6.60%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Housing/Single Family                          16%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------




Bar chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Dec                   0.07
Jan                   0.07
Feb                   0.07
Mar                   0.07
Apr                   0.07
May                   0.07
Jun                   0.07
Jul                   0.07
Aug                   0.07
Sep                   0.07
Oct                   0.07
Nov                   0.07


Line chart:
Share Price Performance
Weekly Closing Price
12/1/01               14.95
                      15.16
                      15.25
                      15.20
                      15.40
                      15.52
                      15.55
                      16.05
                      16.10
                      16.00
                      15.57
                      15.57
                      15.70
                      15.85
                      15.71
                      15.30
                      15.40
                      15.20
                      14.79
                      15.01
                      15.00
                      15.40
                      15.43
                      15.15
                      15.40
                      15.44
                      15.48
                      15.70
                      15.55
                      15.62
                      15.93
                      16.03
                      15.95
                      16.25
                      15.97
                      15.77
                      15.93
                      15.61
                      15.80
                      15.79
                      15.76
                      15.80
                      15.65
                      15.82
                      15.91
                      15.63
                      14.70
                      14.83
                      15.06
                      15.00
                      15.10
11/30/02              15.20


Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

Nuveen Maryland Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of November 30, 2002

        NZR

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed   47%
AA                    31%
A                     15%
BBB                    5%
NR                     2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.68
--------------------------------------------------
Common Share Net Asset Value                $14.51
--------------------------------------------------
Market Yield                                 5.40%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.71%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.12%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $60,476
--------------------------------------------------
Average Effective Maturity (Years)           22.30
--------------------------------------------------
Leverage-Adjusted Duration                   13.41
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.84%         8.78%
--------------------------------------------------
Since Inception                3.14%         6.32%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         29%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------


Bar chart:

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Dec                   0.065
Jan                   0.065
Feb                   0.065
Mar                   0.065
Apr                   0.065
May                   0.065
Jun                   0.065
Jul                   0.065
Aug                   0.065
Sep                   0.066
Oct                   0.066
Nov                   0.066


Line chart:

Share Price Performance
Weekly Closing Price

12/1/01               15.00
                      14.29
                      13.77
                      13.80
                      13.48
                      13.95
                      14.08
                      14.42
                      14.61
                      14.74
                      14.59
                      14.68
                      14.76
                      15.00
                      14.79
                      14.37
                      14.15
                      14.13
                      13.99
                      14.16
                      14.46
                      14.25
                      14.56
                      14.35
                      14.44
                      14.61
                      14.81
                      14.94
                      14.91
                      15.15
                      14.85
                      14.90
                      14.94
                      14.85
                      14.94
                      14.95
                      14.79
                      14.75
                      14.83
                      15.10
                      14.60
                      14.86
                      15.56
                      15.08
                      15.35
                      14.80
                      14.60
                      14.95
                      14.72
                      14.91
                      14.44
11/30/02              14.68


Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

Nuveen Maryland Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of November 30, 2002

        NWI

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed   56%
AA                    28%
A                     14%
BBB                    2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.30
--------------------------------------------------
Common Share Net Asset Value                $13.63
--------------------------------------------------
Market Yield                                 5.50%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.86%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.27%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $72,881
--------------------------------------------------
Average Effective Maturity (Years)           24.22
--------------------------------------------------
Leverage-Adjusted Duration                   19.05
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 9/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -4.23%        -4.43%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
Housing/Multifamily                            13%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------


THE FUND PAID ITS FIRST REGULAR MONTHLY DIVIDEND OF $0.0655 PER SHARE ON DECEMBER 2, 2002.


Line chart:

SHARE PRICE PERFORMANCE
Weekly Closing Price
9/27/02               15.01
                      15.02
                      15.00
                      15.00
                      15.00
                      15.00
                      15.00
                      14.73
                      14.49
11/30/02              14.30
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

Nuveen Virginia Premium Income Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

        NPV

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed   50%
AA                    24%
A                     17%
BBB                    3%
NR                     5%
BB or Lower            1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.17
--------------------------------------------------
Common Share Net Asset Value                $14.89
--------------------------------------------------
Market Yield                                 5.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.90%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.38%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $130,776
--------------------------------------------------
Average Effective Maturity (Years)           19.45
--------------------------------------------------
Leverage-Adjusted Duration                    9.00
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/93)
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.42%         6.82%
--------------------------------------------------
5-Year                         7.36%         6.17%
--------------------------------------------------
Since Inception                6.41%         6.48%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------


Bar chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Dec                   0.0725
Jan                   0.0725
Feb                   0.0725
Mar                   0.0725
Apr                   0.0725
May                   0.0725
Jun                   0.0735
Jul                   0.0735
Aug                   0.0735
Sep                   0.0745
Oct                   0.0745
Nov                   0.0745


Line chart:

SHARE PRICE PERFORMANCE
Weekly Closing Price
12/1/01               16.05
                      15.75
                      15.65
                      15.70
                      15.83
                      16.07
                      16.19
                      16.31
                      16.06
                      16.56
                      16.65
                      16.57
                      16.74
                      16.58
                      16.31
                      15.92
                      15.69
                      15.40
                      15.68
                      15.19
                      15.33
                      15.89
                      15.85
                      15.97
                      16.14
                      16.17
                      16.47
                      16.55
                      17.10
                      16.80
                      17.10
                      17.10
                      17.20
                      17.00
                      17.17
                      17.32
                      17.40
                      17.40
                      16.98
                      17.20
                      16.99
                      17.33
                      17.40
                      17.25
                      17.00
                      16.14
                      16.38
                      16.65
                      16.33
                      16.30
                      16.48
11/30/02              16.17
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2001 of $0.0028 per share.

Nuveen Virginia Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of November 30, 2002

        NGB

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed   48%
AA                    27%
A                     15%
BBB                    5%
NR                     5%

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.61
--------------------------------------------------
Common Share Net Asset Value                $14.46
--------------------------------------------------
Market Yield                                 5.42%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.74%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.21%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $45,075
--------------------------------------------------
Average Effective Maturity (Years)           20.59
--------------------------------------------------
Leverage-Adjusted Duration                   11.59
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.13%         8.46%
--------------------------------------------------
Since Inception                7.70%         6.29%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------


Bar chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Dec                   0.0705
Jan                   0.0705
Feb                   0.0705
Mar                   0.0705
Apr                   0.0705
May                   0.0705
Jun                   0.0705
Jul                   0.0705
Aug                   0.0705
Sep                   0.0705
Oct                   0.0705
Nov                   0.0705


Line chart:

SHARE PRICE PERFORMANCE
Weekly Closing Price
12/1/01               15.50
                      15.33
                      15.00
                      14.65
                      15.11
                      15.31
                      15.35
                      15.50
                      15.90
                      15.85
                      15.57
                      15.60
                      15.70
                      15.47
                      15.30
                      14.9
                      14.80
                      14.25
                      14.36
                      14.05
                      14.18
                      14.60
                      14.75
                      14.69
                      14.86
                      15.09
                      15.10
                      15.25
                      15.15
                      14.71
                      15.00
                      15.14
                      15.29
                      15.04
                      15.82
                      15.92
                      15.75
                      15.63
                      15.60
                      15.60
                      15.80
                      15.65
                      15.55
                      16.68
                      16.53
                      15.52
                      15.15
                      15.22
                      15.10
                      15.21
                      15.10
11/30/02              15.61

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

Nuveen Virginia Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of November 30, 2002

        NNB

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed   53%
AA                    35%
A                      7%
BBB                    5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.23
--------------------------------------------------
Common Share Net Asset Value                $14.70
--------------------------------------------------
Market Yield                                 5.44%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.77%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.24%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $83,543
--------------------------------------------------
Average Effective Maturity (Years)           22.44
--------------------------------------------------
Leverage-Adjusted Duration                   13.52
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/01)
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.70%         8.35%
--------------------------------------------------
Since Inception                6.84%         8.05%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Water and Sewer                                19%
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Utilities                                       7%
--------------------------------------------------


Bar chart:
2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jan                   0.069
Feb                   0.069
Mar                   0.069
Apr                   0.069
May                   0.069
Jun                   0.069
Jul                   0.069
Aug                   0.069
Sep                   0.069
Oct                   0.069
Nov                   0.069


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
12/1/01               15.07
                      15.05
                      14.60
                      15.00
                      14.80
                      14.85
                      14.85
                      14.85
                      14.90
                      14.95
                      14.88
                      14.90
                      14.99
                      14.90
                      14.75
                      14.60
                      14.00
                      14.50
                      13.70
                      14.30
                      14.25
                      14.55
                      14.60
                      14.40
                      14.72
                      14.90
                      14.75
                      14.60
                      14.81
                      14.90
                      14.98
                      14.50
                      14.84
                      14.70
                      14.85
                      15.17
                      15.25
                      14.96
                      15.19
                      15.45
                      15.45
                      15.56
                      15.50
                      15.72
                      15.55
                      14.99
                      14.90
                      15.04
                      15.10
                      14.96
                      15.00
11/30/02              15.23

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

Shareholder
       MEETING REPORT

The Shareholder Meeting was held October 23, 2002 in Chicago at Nuveen's headquarters.

                                                                            NMY                                        MFM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                        Preferred         Preferred                        Preferred
                                                         Common            Shares            Shares           Common          Shares
                                                         Shares          Series-W         Series-TH           Shares        Series-M
====================================================================================================================================
Robert P. Bremner
   For                                               10,063,865             1,369             1,760        4,090,766           1,169
   Withhold                                              55,549                --                --           22,225              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             10,119,414             1,369             1,760        4,112,991           1,169
====================================================================================================================================
Lawrence H. Brown
   For                                               10,063,655             1,369             1,760        4,090,766           1,169
   Withhold                                              55,759                --                --           22,225              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             10,119,414             1,369             1,760        4,112,991           1,169
====================================================================================================================================
 Anne E. Impellizzeri
   For                                               10,062,364             1,369             1,760        4,090,766           1,168
   Withhold                                              57,050                --                --           22,225               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             10,119,414             1,369             1,760        4,112,991           1,169
====================================================================================================================================
 Peter R. Sawers
   For                                               10,063,865             1,368             1,760        4,090,766           1,169
   Withhold                                              55,549                 1                --           22,225              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             10,119,414             1,369             1,760        4,112,991           1,169
====================================================================================================================================
Judith M. Stockdale
   For                                               10,058,598             1,369             1,760        4,089,766           1,169
   Withhold                                              60,816                --                --           23,225              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             10,119,414             1,369             1,760        4,112,991           1,169
====================================================================================================================================
William J. Schneider
   For                                                       --             1,369             1,760               --           1,169
   Withhold                                                  --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,369             1,760               --           1,169
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                       --             1,369             1,760               --           1,168
   Withhold                                                  --                --                --               --               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,369             1,760               --           1,169
====================================================================================================================================

                                                                      NZR                                    NPV
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                        Preferred                          Preferred       Preferred
                                                         Common            Shares            Common           Shares          Shares
                                                         Shares          Series-F            Shares         Series-T       Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                4,099,291             1,280         8,198,034              794           1,424
   Withhold                                              28,291                --            76,128               --              28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              4,127,582             1,280         8,274,162              794           1,452
====================================================================================================================================
Lawrence H. Brown
   For                                                4,095,314             1,280         8,202,808              794           1,424
   Withhold                                              32,268                --            71,354               --              28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              4,127,582             1,280         8,274,162              794           1,452
====================================================================================================================================
 Anne E. Impellizzeri
   For                                                4,095,314             1,280         8,201,496              794           1,424
   Withhold                                              32,268                --            72,666               --              28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              4,127,582             1,280         8,274,162              794           1,452
====================================================================================================================================
 Peter R. Sawers
   For                                                4,095,314             1,280         8,198,237              794           1,424
   Withhold                                              32,268                --            75,925               --              28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              4,127,582             1,280         8,274,162              794           1,452
====================================================================================================================================
Judith M. Stockdale
   For                                                4,098,591             1,280         8,198,324              794           1,424
   Withhold                                              28,991                --            75,838               --              28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              4,127,582             1,280         8,274,162              794           1,452
====================================================================================================================================
William J. Schneider
   For                                                       --             1,280                --              794           1,424
   Withhold                                                  --                --                --               --              28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,280                --              794           1,452
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                       --             1,280                --              794           1,424
   Withhold                                                  --                --                --               --              28
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             1,280                --              794           1,452
====================================================================================================================================

                                       13

Shareholder
      MEETING REPORT (continued)
                                                                                      NGB                              NNB
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                          Preferred                        Preferred
                                                                           Common            Shares           Common          Shares
                                                                           Shares          Series-W           Shares        Series-W
====================================================================================================================================
Robert P. Bremner
   For                                                                  3,079,781               943        5,590,998           1,664
   Withhold                                                                 5,144                --           28,520               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                3,084,925               943        5,619,518           1,672
====================================================================================================================================
Lawrence H. Brown
   For                                                                  3,078,076               943        5,586,119           1,664
   Withhold                                                                 6,849                --           33,399               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                3,084,925               943        5,619,518           1,672
====================================================================================================================================
 Anne E. Impellizzeri
   For                                                                  3,080,781               943        5,577,338           1,664
   Withhold                                                                 4,144                --           42,180               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                3,084,925               943        5,619,518           1,672
====================================================================================================================================
 Peter R. Sawers
   For                                                                  3,079,076               943        5,586,119           1,664
   Withhold                                                                 5,849                --           33,399               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                3,084,925               943        5,619,518           1,672
====================================================================================================================================
Judith M. Stockdale
   For                                                                  3,079,076               943        5,590,998           1,664
   Withhold                                                                 5,849                --           28,520               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                3,084,925               943        5,619,518           1,672
====================================================================================================================================
William J. Schneider
   For                                                                         --               943               --           1,664
   Withhold                                                                    --                --               --               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               943               --           1,672
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                         --               943               --           1,664
   Withhold                                                                    --                --               --               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       --               943               --           1,672
====================================================================================================================================

                                       14

                      Nuveen Maryland Premium Income Municipal Fund (NMY)
                      Portfolio of
                              INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.2%

$       3,440   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00           A1    $    3,329,817
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.4%

        1,000   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00         Baa3         1,049,220
                 Revenue Bonds (Collegiate Housing Foundation - Salisbury Project),
                 Series 1999A, 6.000%, 6/01/19

        2,250   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00         Baa2         2,287,035
                 Revenue Bonds (Collegiate Housing Foundation - University
                 Courtyard Project), Series 1999A, 5.750%, 6/01/24

          910   Maryland Economic Development Corporation, Utility Infrastructure     7/11 at 100.00          AAA           976,557
                 Revenue Bonds, (University of Maryland - College Park Project),
                 Series 2001, 5.375%, 7/01/16

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Bulls School Issue, Series 2000:
          750    5.250%, 7/01/25                                                      1/11 at 101.00          AAA           772,170
          500    5.250%, 7/01/30                                                      1/11 at 101.00          AAA           513,175

                Maryland Health and Higher Educational Facilities Authority,
                Refunding Revenue Bonds, Johns Hopkins University Issue, Series
                1997:
        1,000    5.625%, 7/01/17                                                      7/07 at 102.00           AA         1,096,760
        1,500    5.625%, 7/01/27                                                      7/07 at 102.00           AA         1,573,440

        1,400   Maryland Health and Higher Educational Facilities Authority, Revenue  6/11 at 100.00         Baa1         1,411,088
                 Bonds, Maryland Institute College of Art, Series 2001,
                 5.625%, 6/01/36

        9,445   Morgan State University, Maryland, Academic Fees and Auxiliary          No Opt. Call          AAA        11,021,465
                 Facilities Fees, Revenue Refunding Bonds, Series 1993,
                 6.100%, 7/01/20

        4,000   University of Puerto Rico, University System Revenue Bonds,
                 Series O, 5.375%, 6/01/30                                            6/05 at 101.00          AAA         4,134,640


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.9%

                City of Gaithersburg, Maryland, Hospital Facilities Refunding
                and Improvement Revenue Bonds (Shady Grove Adventist Hospital),
                Series 1995:
        2,550    6.500%, 9/01/12                                                        No Opt. Call          AAA         3,061,709
        3,015    5.500%, 9/01/15                                                      9/05 at 102.00          AAA         3,141,901

        2,000   Maryland Health and Higher Educational Facilities Authority, Revenue  6/09 at 101.00            A         2,077,720
                 Bonds, Kaiser Permanente, Series 1998A, 5.375%, 7/01/15

          750   Maryland Health and Higher Educational Facilities Authority, Revenue  7/10 at 101.00         Baa1           809,303
                 Bonds, University of Maryland Medical System Issue,
                 Series 2000, 6.750%, 7/01/30

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Johns Hopkins Medicine, Howard County General
                Hospital Acquisition Issue, Series 1998:
        1,000    5.000%, 7/01/19                                                      7/08 at 101.00          AAA         1,017,070
        1,250    5.000%, 7/01/29                                                      7/08 at 101.00          AAA         1,250,288

        1,500   Maryland Health and Higher Educational Facilities Authority, Revenue  1/08 at 101.00          Aaa         1,506,390
                 Bonds, Upper Chesapeake Hospitals Issue, Series 1998A,
                 5.125%, 1/01/38

        1,500   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00           A+         1,425,345
                 Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        1,500   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00            A         1,578,630
                 Bonds, University of Maryland Medical System, Series 2002,
                 6.000%, 7/01/22

        4,500   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00         Baa1         4,538,250
                 Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32

        3,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00           A3         2,855,460
                 Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35

                                       15


                      Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,250   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00           A3    $    3,266,543
                 Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32

                Prince George's County, Maryland, Project and Refunding Revenue
                Bonds (Dimensions Health Corporation Issue), Series 1994:
          825    5.000%, 7/01/05                                                      7/04 at 102.00           B3           588,704
        3,080    5.375%, 7/01/14                                                      7/04 at 102.00           B3         2,044,566
        6,000    5.300%, 7/01/24                                                      7/04 at 102.00           B3         3,953,340


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 26.3%

        4,000   Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds        No Opt. Call         BBB-         4,100,480
                 (Woodside Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax) (Mandatory put 12/01/03)

        1,795   County Commissioners of Charles County, Maryland, Mortgage            5/05 at 102.00          AAA         1,878,270
                 Revenue Refunding Bonds (Holly Station IV Townhouses
                 Project - FHA-Insured Mortgage Loan), Series 1995A,
                 6.450%, 5/01/26

                Howard County, Maryland, Mortgage Revenue Refunding Bonds
                (FHA-Insured Mortgage Loan - Normandy Woods III Apartments
                Project), Series 1996A:
          700    6.000%, 7/01/17                                                      7/06 at 102.00          AAA           723,394
        2,000    6.100%, 7/01/25                                                      7/06 at 102.00          AAA         2,054,040

        1,130   Community Development Administration, Maryland, Department of         5/03 at 102.00          Aa2         1,159,199
                 Housing and Community Development, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series B,
                 6.625%, 5/15/23

        2,500   Community Development Administration, Maryland, Department of         1/09 at 101.00          Aa2         2,518,800
                 Housing and Community Development, Housing Revenue Bonds,
                 1999 Series A, 5.350%, 7/01/41 (Alternative Minimum Tax)

          880   Community Development Administration, Maryland, Department of         1/10 at 100.00          Aa2           929,350
                 Housing and Community Development, Housing Revenue Bonds,
                 Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)

        1,450   Community Development Administration, Maryland, Department of         2/11 at 101.00          Aaa         1,531,606
                 Housing and Community Development, Multifamily Development
                 Revenue Bonds, Edgewater Village Apartments Project, Series
                 2000B, 5.800%, 8/01/20 (Alternative Minimum Tax)

        3,075   Community Development Administration, Maryland, Department of         5/03 at 102.00          Aa3         3,132,226
                 Housing and Community Development, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), Series 1993D,
                 6.050%, 5/15/24

        2,000   Housing Opportunities Commission of Montgomery County, Maryland,      7/05 at 102.00          Aa2         2,087,300
                 Multifamily Housing Revenue Bonds, 1995 Series A.,
                 5.900%, 7/01/15

        1,500   Housing Opportunities Commission of Montgomery County, Maryland,      7/06 at 102.00          Aaa         1,558,605
                 Multifamily Housing Revenue Bonds, 1996 Series B,
                 5.900%, 7/01/26

        3,830   Housing Opportunities Commission of Montgomery County, Maryland,      7/08 at 101.00          Aaa         3,858,687
                 Multifamily Housing Development Bonds, 1998 Series A,
                 5.200%, 7/01/30

        2,000   Housing Opportunities Commission of Montgomery County, Maryland,      7/10 at 100.00          Aaa         2,122,760
                 Multifamily Housing Development Bonds, Series 2000A,
                 6.100%, 7/01/30

        1,000   Housing Authority of Prince George's County, Maryland, Mortgage       1/03 at 102.00          AAA         1,021,510
                 Revenue Refunding Bonds (GNMA Collateralized - Stevenson
                 Apartments Project), Series 1993A, 6.350%, 7/20/20

                Housing Authority of Prince George's County, Maryland, Mortgage
                Revenue Refunding Bonds (Cherry Hill Apartments Project), Series
                1993A:
        1,090    5.900%, 9/20/10                                                      9/03 at 102.00          AAA         1,122,624
        1,930    6.000%, 9/20/15                                                      9/03 at 102.00          AAA         1,984,426

        1,500   Housing Authority of Prince George's County, Maryland, Mortgage      12/04 at 102.00          AAA         1,571,070
                 Revenue Refunding Bonds (GNMA Collateralized - Riverview
                 Terrace Apartments Project), Series 1995A , 6.700%, 6/20/20

                Housing Authority of Prince George's County, Maryland, Mortgage
                Revenue Refunding Bonds (GNMA Collateralized - Overlook
                Apartments Project), Series 1995A :
        2,000    5.700%, 12/20/15                                                    12/05 at 102.00          AAA         2,081,840
        1,670    5.750%, 12/20/19                                                    12/05 at 102.00          AAA         1,729,452

        1,000   Housing Authority of Prince George's County, Maryland, Mortgage       5/03 at 100.00          AAA         1,000,410
                 Revenue Refunding Bonds (GNMA Collateralized -  Foxglenn
                 Apartments Project), Series 1998A, 5.450%, 11/20/14 (Alternative
                 Minimum Tax)

                                       16

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$         540   Housing Authority of Prince George's County, Maryland, Mortgage       9/09 at 102.00          AAA    $      569,263
                 Revenue Bonds (GNMA Collateralized - University Landing at
                 Langley Apartments Project), Series 1999, 6.100%, 3/20/41
                 (Alternative Minimum Tax)

        1,000   City of Salisbury, Maryland, Mortgage Revenue Refunding Bonds        12/04 at 102.00          AAA         1,038,750
                 (FHA-Insured Mortgage Loan - College Lane Apartments Project),
                 Series 1995A, 6.600%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.9%

          370   Community Development Administration, Department of Housing and       4/04 at 102.00          Aa2           376,897
                 Community Development, State of Maryland, Single Family
                 Program, 1994 First Series, 5.900%, 4/01/11

        1,000   Community Development Administration, Department of Housing and       4/04 at 102.00          Aa2         1,038,450
                 Community Development, State of Maryland, Single Family
                 Program Bonds, 1994 Fourth Series, 6.450%, 4/01/14

        2,100   Community Development Administration, Department of Housing and       4/04 at 102.00          Aa2         2,173,122
                 Community Development, State of Maryland, Single Family Program
                 Bonds, 1994 Fifth Series, 6.750%, 4/01/26 (Alternative Minimum Tax)

          950   Community Development Administration, Department of Housing and       9/09 at 100.00          Aa2           976,980
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, 1999 Series H, 6.250%, 3/01/31 (Alternative Minimum Tax)

        1,810   Community Development Administration, Department of Housing and       9/09 at 100.00          Aa2         1,899,378
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, 2000 Series B, 6.150%, 9/01/32 (Alternative Minimum Tax)

        1,800   Community Development Administration, Department of Housing and       3/10 at 100.00          Aa2         1,902,816
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, 2000 Series D, 6.250%, 9/01/32 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing and       4/06 at 102.00          Aa2         1,044,310
                 Community Development, State of Maryland, Single Family Program
                 Bonds, 1996 Sixth Series, 6.200%, 4/01/22 (Alternative
                 Minimum Tax)

        1,095   Housing Opportunities Commission of Montgomery County, Maryland,      7/04 at 102.00          Aa2         1,141,888
                 Single Family Mortgage Revenue Bonds, 1994 Series A,
                 6.600%, 7/01/14

          620   Housing Authority of Prince George's County, Maryland, GNMA/FNMA      6/04 at 102.00          AAA           635,605
                 Collateralized Single Family Mortgage Revenue Bonds, Series 1994A,
                 6.350%, 6/01/11 (Alternative Minimum Tax)

        1,665   Housing Authority of Prince George's County, Maryland,                8/07 at 102.00          AAA         1,730,468
                 FHLMC/FNMA/GNMA Collateralized, Single Family Mortgage
                 Revenue Bonds, Series 1997, 5.625%, 8/01/17
                 (Alternative Minimum Tax)

          465   Housing Authority of Prince George's County, Maryland,                8/10 at 100.00          AAA           488,682
                 FHLMC/FNMA/GNMA Collateralized, Single Family Mortgage
                 Revenue Bonds, Series 2000A, 6.150%, 8/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.9%

        1,000   Carroll County, Maryland, Revenue Bonds, EMA Obligated Group Issue    1/09 at 101.00           AA         1,041,150
                 (Fairhaven and Copper Ridge), Refunding Revenue Bonds,
                 Series 1999A, 5.625%, 1/01/25

        1,830   Maryland Economic Development Corporation (Health and Mental          4/11 at 102.00          N/R         1,859,115
                 Hygiene Providers Facilities Acquisition Program), Revenue Bonds,
                 Series 1996A, 7.625%, 4/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.6%

                Baltimore County Metropolitan District, Maryland, General Obligation
                Bonds, 67th Issue:
        2,500    5.000%, 6/01/25                                                      6/11 at 101.00          AAA         2,523,400
        2,000    5.000%, 6/01/26                                                      6/11 at 101.00          AAA         2,017,080

        2,500   Baltimore County, Maryland, General Obligation Consolidated Public    8/12 at 100.00          AAA         2,601,975
                 Improvement Bonds, Series 2002, 5.000%, 8/01/18

        1,000   City of Baltimore, Maryland, General Obligation Consolidated Public     No Opt. Call           A+         1,198,800
                 Improvement Bonds, Series 1989B, 7.150%, 10/15/08

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds, Series 2002:
        1,000    5.000%, 11/01/21                                                    11/12 at 101.00           AA         1,021,150
        1,000    5.000%, 11/01/22                                                    11/12 at 101.00           AA         1,014,780

        3,000   Frederick County, Maryland, General Obligation Public Facilities      7/09 at 101.00           AA         3,171,300
                 Bonds of 1999, 5.250%, 7/01/18

          500   Frederick County, Maryland, Special Obligation Bonds, Villages        7/10 at 102.00           AA           520,850
                 of Lake Linganore Community Development Authority, Series 2001A,
                 5.700%, 7/01/29

          575   Howard County, Maryland, General Obligation Public Improvement        2/12 at 100.00          AAA           609,632
                 Project and Refunding Bonds, Series 2002A, 5.250%, 8/15/18

                                       17


                      Nuveen Maryland Premium Income Municipal Fund (NMY) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,000   Montgomery County, Maryland, General Obligation Consolidated Public  10/11 at 101.00          AAA    $    2,131,580
                 Improvement Bonds, Series 2001 Refunding, 5.250%, 10/01/18

          925   Northern Mariana Islands Commonwealth, General Obligation Bonds,      6/10 at 100.00            A           960,899
                 Series 2000A, 6.000%, 6/01/20

        1,000   Prince George's County, Maryland, General Obligation Consolidated    12/11 at 101.00          AAA         1,050,720
                 Public Improvement Bonds, Series 2001, 5.250%, 12/01/20

        3,000   Prince George's County, Maryland, General Obligation Consolidated     9/12 at 101.00           AA         2,756,640
                 Public Improvement Bonds, Series 2002, 4.100%, 9/15/19

          460   Wicomico County, Maryland, General Obligation Public Improvement     12/09 at 101.00          AAA           506,469
                 Bonds of 1999, 5.750%, 12/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.5%

        1,870   Howard County, Maryland, Metropolitan District General Obligation     2/12 at 100.00          AAA         1,982,630
                 Project and Refunding Bonds, 2002 Series A, 5.250%, 8/15/18

        1,465   Maryland Department of Housing and Community Development,             6/08 at 101.00          Aaa         1,488,088
                 Community Development Administration, Infrastructure Financing
                 Bonds (MBIA Insured), 1998 Series B, 5.200%, 6/01/28

        4,250   Department of Transportation, State of Maryland, County                 No Opt. Call           AA         4,742,660
                 Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,875   Maryland Economic Development Corporation, Lease Revenue Bonds,       6/12 at 100.50          AA+         1,989,731
                 Maryland Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

                Department of Transportation, State of Maryland, Project
                Certificates of Participation, Mass Transit Administration
                Project, Series 2000:
          880    5.500%, 10/15/19 (Alternative Minimum Tax)                          10/10 at 101.00          AA+           912,138
          930    5.500%, 10/15/20 (Alternative Minimum Tax)                          10/10 at 101.00          AA+           958,579

        4,455   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,    3/06 at 101.00          AAA         4,828,374
                 Series 1996, 5.750%, 3/01/18

        1,000   Montgomery County, Maryland, Lease Revenue Bonds, Metrorail           6/12 at 100.00           AA         1,017,790
                 Garage Projects, Series 2002, 5.000%, 6/01/21

          675   Montgomery County, Maryland, Special Obligation Bonds, West           7/12 at 101.00           AA           695,311
                 Germantown Development District, Senior Series 2002A,
                 5.500%, 7/01/27

          635   New Baltimore City Board of School Commissioners, Maryland, School   11/10 at 100.00          AA+           677,964
                 System Revenue Bonds, Series 2000, 5.125%, 11/01/15

        1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue     7/16 at 100.00            A         1,047,320
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

        2,200   Puerto Rico Public Building Authority, Public Education and Health    7/03 at 101.50           A-         2,275,790
                 Facilities Refunding Bonds, Series M, Guaranteed by the
                 Commonwealth of Puerto Rico, 5.750%, 7/01/15

        2,100   Puerto Rico Municipal Finance Agency, General Obligation Bonds,       8/12 at 100.00          AAA         2,189,628
                 2002 Series A, 5.250%, 8/01/21 (WI, settling 12/05/02)

        2,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin       10/10 at 101.00       BBB-         2,220,420
                 Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.500%, 10/01/24

                Washington Suburban Sanitary District, Montgomery and Prince
                George's Counties, Maryland, General Construction Bonds of 2000:
        1,085    5.250%, 6/01/20                                                      6/10 at 100.00          AAA         1,129,680
        1,205    5.250%, 6/01/21                                                      6/10 at 100.00          AAA         1,243,813


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.8%

        1,060   City of Baltimore, Maryland, Refunding Revenue Bonds, Parking           No Opt. Call          AAA         1,152,029
                 System Facilities, Series 1998A, 5.250%, 7/01/17

        5,500   Maryland Transportation Authority, Special Obligation Revenue Bonds,  7/04 at 102.00          AAA         5,918,165
                 Qualified Airport Bonds, Baltimore/Washington International Airport
                 Projects, Series 1994-A, 6.250%, 7/01/14 (Alternative Minimum Tax)

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996   6/06 at 102.00          BB-           913,228
                 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                 (Alternative Minimum Tax)

        2,000   Washington Metropolitan Area Transit Authority, District of Columbia,   No Opt. Call          AAA         2,274,220
                 Gross Revenue Transit Refunding Bonds, Series 1993,
                 6.000%, 7/01/07

                                       18

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.2%

$       2,000   City of Baltimore, Maryland, Water Projects and Refunding Revenue     7/08 at 101.00          AAA    $    2,018,680
                 Bonds, Series 1998A, 5.000%, 7/01/28

        2,000   City of Baltimore, Maryland, Water Projects and Refunding Revenue       No Opt. Call          AAA         2,038,440
                 Bonds, Series 1994A, 5.000%, 7/01/24

        1,000   City of Baltimore, Maryland, Project and Refunding Revenue Bonds,     7/12 at 100.00          AAA         1,130,790
                 Water Projects, Series 1996A, 5.500%, 7/01/26
                 (Pre-refunded to 7/01/12)

        1,500   City of Baltimore, Maryland, Project and Refunding Revenue Bonds,     7/10 at 100.00          AAA         1,702,755
                 Wastewater Projects, Series 2000A, 5.625%, 7/01/30
                 (Pre-refunded to 7/01/10)

        1,130   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100.00          AAA         1,244,390
                 Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

        1,875   Maryland Health and Higher Educational Facilities Authority, Revenue  7/03 at 102.00          AAA         1,956,038
                 Bonds, Good Samaritan Hospital Issue, Series 1993, 5.750%, 7/01/19

        3,125   Maryland Health and Higher Educational Facilities Authority, Revenue  7/03 at 102.00          Aaa         3,171,813
                 Bonds, Howard County General Hospital Issue, Series 1993,
                 5.500%, 7/01/25

        2,560   Maryland Health and Higher Educational Facilities Authority, Revenue    No Opt. Call          AAA         2,598,065
                 Bonds, Helix Health Issue, Series 1997, 5.000%, 7/01/27

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00          AAA         1,053,180
                 Bonds, 2000 Series A, 5.500%, 10/01/20


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 20.5%

        6,000   Anne Arundel County, Maryland, Pollution Control Revenue Refunding    4/04 at 102.00           A2         6,192,180
                 Bonds (Baltimore Gas and Electric Company Project), Series 1994,
                 6.000%, 4/01/24

        6,500   Calvert County, Maryland, Pollution Control Revenue Refunding Bonds   7/04 at 102.00           A2         6,716,710
                 (Baltimore Gas and Electric Company Project), Series 1993,
                 5.550%, 7/15/14

        3,000   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00          N/R         3,017,220
                 Cogeneration Revenue Bonds, AES Warrior Run Project, Series
                 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)

        9,600   Montgomery County, Maryland, Solid Waste System Revenue Bonds,        6/03 at 102.00          AAA         9,949,920
                 1993 Series A, 5.875%, 6/01/13 (Alternative Minimum Tax)

        5,000   Prince George's County, Maryland, Pollution Control Revenue Refunding 1/03 at 102.00           A1         5,109,900
                 Bonds (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.7%

        1,000   City of Baltimore, Maryland, Water Projects and Refunding Revenue       No Opt. Call          AAA         1,009,860
                 Bonds, Series 1994A, 5.000%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
$     223,220   Total Long-Term Investments (cost $222,137,193) - 150.9%                                                228,016,283
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      2,155,301
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)%                                                        (79,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  151,071,584
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       19


                      Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
                      Portfolio of
                              INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.5%

$       1,000   Northeast Maryland Waste Disposal Authority, Resource Recovery        1/09 at 101.00          BBB    $      935,980
                 Revenue Bonds, Baltimore RESCO Retrofit Project, Series 1998,
                 4.750%, 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.8%

        1,720   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00           A1         1,664,908
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.7%

                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount Saint Mary's College, Series 2001A:
          465    5.700%, 9/01/20                                                      3/10 at 101.00          BBB           471,092
        1,000    5.750%, 9/01/25                                                      3/10 at 101.00          BBB         1,004,790
          500    5.800%, 9/01/30                                                      3/10 at 101.00          BBB           503,960

        1,800   Maryland Economic Development Corporation, Student Housing            7/11 at 101.00            A         1,880,316
                 Revenue Bonds, University Village at Sheppard Pratt,
                 Series 2001, 6.000%, 7/01/33

        1,000   Maryland Economic Development Corporation, Utility Infrastructure     7/11 at 100.00          AAA         1,021,310
                 Revenue Bonds, University of Maryland, College Park Project,
                 Series 2001, 5.000%, 7/01/19

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00         BBB-         1,531,395
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School Issue, 6.000%, 7/01/31

          625   Maryland Health and Higher Educational Facilities Authority, Revenue  6/11 at 100.00         Baa1           625,206
                 Bonds, Maryland Institute College of Art, Series 2001,
                 5.500%, 6/01/32

                Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                Control Facilities Financing Authority, Higher Education Revenue
                Bonds (Ana G. Mendez University System Project), Series 1999:
          215    5.375%, 2/01/19                                                      2/09 at 101.00          BBB           216,395
          410    5.375%, 2/01/29                                                      2/09 at 101.00          BBB           400,955


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.0%

        2,725   Maryland Health and Higher Educational Facilities Authority, Revenue  6/09 at 101.00            A         2,830,894
                  Bonds, Kaiser Permanente, Series 1998A, 5.375%, 7/01/15

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/08 at 102.00           A2           952,140
                 Bonds, Calvert Memorial Hospital Issue, Series 1998,
                 5.000%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/08 at 101.00          AAA         1,005,450
                 Bonds, Anne Arundel Medical Center Issue, Series 1998,
                 5.125%, 7/01/28

          570   Maryland Health and Higher Educational Facilities Authority, Revenue  7/08 at 101.00           A3           546,465
                 Bonds, Union Hospital of Cecil County, Series 1998 Refunding,
                 5.100%, 7/01/22

        1,250   Maryland Health and Higher Educational Facilities Authority, Revenue  5/11 at 100.00          AA-         1,234,400
                 Bonds, Johns Hopkins Hospital Issue, Series 2001, 5.000%, 5/15/21

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00           A-           988,730
                 Bonds, Mercy Medical Center, Series 2001, 5.625%, 7/01/31

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00           A+           950,230
                 Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        2,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00            A         1,968,080
                 Bonds, University of Maryland Medical System, Series 2001,
                 5.250%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00         Baa1         1,025,950
                 Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

        1,250   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00           A3         1,189,775
                 Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35

           20   Prince George's County, Maryland, Project and Refunding Revenue       7/04 at 102.00           B3            13,178
                 Bonds, Dimensions Health Corporation Issue, Series 1994,
                 5.300%, 7/01/24

                                       20

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 15.9%

$         750   Baltimore County, Maryland, Mortgage Revenue Refunding Bonds         10/08 at 102.00          AAA    $      754,050
                 (GNMA Collateralized - Cross Creek Apartments Project),
                 Series 1998A, 5.250%, 10/20/33

        2,000   Community Development Administration, Department of Housing and       7/08 at 101.00          Aa2         2,046,980
                 Community Development, State of Maryland Housing Revenue
                 Bonds, Series 1998A, 5.625%, 1/01/40 (Alternative Minimum Tax)

          850   Community Development Administration, Department of Housing and       5/11 at 100.00          Aa3           858,390
                 Community Development, State of Maryland, Multifamily Housing
                 Revenue Bonds, Insured Mortgage Loan, Series 2001B, 5.350%,
                 5/15/32 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing and      12/11 at 100.00          Aaa         1,020,290
                 Community Development, State of Maryland, Multifamily Housing
                 Revenue Bonds, Princess Anne Apartments Project, Series 2001D,
                 5.450%, 12/15/33 (Alternative Minimum Tax)

          750   Housing Opportunities Commission of Montgomery County, Maryland,      7/08 at 101.00          Aaa           753,690
                 Multifamily Housing Development Bonds, Series 1998A, 5.250%,
                 7/01/29 (Alternative Minimum Tax)

        2,000   Housing Opportunities Commission of Montgomery County, Maryland,      7/10 at 100.00          Aaa         2,113,720
                 Multifamily Housing Development Bonds, Series 2000B, 6.200%,
                 7/01/30 (Alternative Minimum Tax)

        2,000   Housing Opportunities Commission of Montgomery County, Maryland,      7/11 at 100.00          Aaa         2,051,400
                 Multifamily Housing Development Bonds, Series 2001A, 5.600%,
                 7/01/42 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 24.7%

          195   Community Development Administration, Department of Housing and       9/09 at 100.00          Aa2           204,446
                 Community Development, State of Maryland, Residential Housing
                 Revenue Bonds, 1997 Series E, 5.700%, 9/01/17

        3,000   Community Development Administration, Department of Housing and       9/09 at 100.00          Aa2         3,126,870
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, 2000 Series G, 5.950%, 9/01/29 (Alternative Minimum Tax)

        1,650   Community Development Administration, Department of Housing and       9/10 at 100.00          Aa2         1,713,228
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, Series H, 5.800%, 9/01/32 (Alternative Minimum Tax)

        3,125   Community Development Administration, Department of Housing and      10/10 at 100.00          Aa2         3,194,938
                 Community Development, State of Maryland, Single Family Program
                 Bonds, First Series 2001, 5.000%, 4/01/17

        1,000   Community Development Administration, Department of Housing and       9/10 at 100.00          Aa2         1,017,230
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, Series 2001B, 5.450%, 9/01/32 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing and       3/11 at 100.00          Aa2         1,027,560
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, Series 2001F, 5.600%, 9/01/28 (Alternative Minimum Tax)

        3,000   Housing Opportunities Commission of Montgomery County, Maryland,      7/07 at 102.00          Aa2         3,185,340
                 Single Family Mortgage Revenue Bonds, 1997 Series A,
                 5.750%, 7/01/13

        1,500   Housing Authority of Prince George's County, Maryland,                8/07 at 102.00          AAA         1,548,450
                 FHLMC/FNMA/GNMA Collateralized, Single Family Mortgage
                 Revenue Bonds, Series 1997, 5.750%, 8/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  4/11 at 101.00          N/R         1,013,460
                 Bonds, Collington Episcopal Life, Series 2001A, 6.750%, 4/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 23.9%

                Anne Arundel County, Maryland, Various Purpose General Obligation
                Bonds, Series 2001:
          580    4.800%, 2/15/18                                                      2/11 at 101.00          AA+           591,936
          900    5.000%, 2/15/28                                                      2/11 at 101.00          AA+           905,229

                Baltimore County Metropolitan District, Maryland, General Obligation
                Bonds, 67th Issue:
        1,500    5.000%, 6/01/26                                                      6/11 at 101.00          AAA         1,512,810
        3,500    5.000%, 6/01/27                                                      6/11 at 101.00          AAA         3,528,735

        1,500   Baltimore County, Maryland, General Obligation Consolidated Public    8/12 at 100.00          AAA         1,561,185
                 Improvement Bonds, Series 2002, 5.000%, 8/01/18

        1,000   Frederick County, Maryland, General Obligation Public Facilities     11/12 at 101.00           AA         1,014,780
                 Bonds, Series 2002, 5.000%, 11/01/22

                Howard County, Maryland, Consolidated Public Improvement Bonds,
                Series 2001A:
        1,220    4.750%, 2/15/20                                                      2/09 at 101.00          AAA         1,227,698
        1,360    4.750%, 2/15/21                                                      2/09 at 101.00          AAA         1,361,142

                                       21

                      Nuveen Maryland Dividend Advantage Municipal Fund (NFM) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         430   Northern Mariana Islands Commonwealth, General Obligation Bonds,      6/10 at 100.00            A    $      446,688
                 Series 2000A, 6.000%, 6/01/20

          740   Mayor and City Council of Ocean City, Maryland, General Obligation    3/11 at 101.00          AAA           752,499
                 Municipal Purpose Bonds, Series 2001, 4.875%, 3/01/19

        1,500   Prince George's County, Maryland, General Obligation Consolidated    12/11 at 101.00          AAA         1,576,080
                 Public Improvement Bonds, Series 2001, 5.250%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.7%

          885   Anne Arundel County, Maryland, Tax Increment Financing Revenue          No Opt. Call          N/R           889,310
                 Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12

        1,500   Department of Transportation, Maryland, County Transportation           No Opt. Call           AA         1,673,880
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405   Maryland Economic Development Corporation, Lease Revenue Bonds,       6/12 at 100.50          AA+         1,490,972
                 Maryland Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

        1,290   Virgin Islands Public Finance Authority, Revenue Bonds               10/10 at 101.00         BBB-         1,435,138
                 (Virgin Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.375%, 10/01/19

                Washington Suburban Sanitary District, Montgomery and Prince
                George's Counties, Maryland, General Construction Bonds of 2001:
          895    5.000%, 6/01/22                                                      6/11 at 100.00          AAA           905,821
          935    5.000%, 6/01/23                                                      6/11 at 100.00          AAA           943,705
          985    5.000%, 6/01/24                                                      6/11 at 100.00          AAA           993,491
        1,035    5.000%, 6/01/25                                                      6/11 at 100.00          AAA         1,043,197

        1,290   Washington Suburban Sanitary District, Montgomery and Prince          6/11 at 100.00          AAA         1,303,042
                 George's Counties, Maryland, Water Supply Bonds of 2001,
                 4.750%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.4%

                Maryland Health and Higher Educational Facilities Authority,
                Parking Revenue Bonds, The Johns Hopkins Medical Institutions,
                Issue of 2001:
          650    5.000%, 7/01/27                                                      7/11 at 100.00          AAA           650,871
          750    5.000%, 7/01/34                                                      7/11 at 100.00          AAA           745,838

        1,750   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,     4/11 at 101.00          N/R         1,287,808
                 Special Facilities Revenue Bonds, Northwest Airlines, Inc. Project,
                 Series 2001A, 7.000%, 4/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.0%

        1,015   City of Baltimore, Maryland, Water Projects and Refunding Revenue     7/08 at 101.00          AAA         1,024,480
                 Bonds, Series 1998A, 5.000%, 7/01/28

          670   City of Baltimore, Maryland, Water Projects and Refunding Revenue       No Opt. Call          AAA           682,877
                 Bonds, Series 1994A, 5.000%, 7/01/24

        2,825   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100.00          AAA         3,110,975
                 Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

        1,000   Maryland Transportation Authority, Transportation Facilities Project    No Opt. Call          AAA         1,188,060
                 Revenue Bonds, First Series (Refunding), 6.800%, 7/01/16

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, 2000 Series A:
        2,300    5.500%, 10/01/32                                                    10/10 at 101.00          AAA         2,458,263
        1,700    5.500%, 10/01/40                                                    10/10 at 101.00          AAA         1,813,152


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.2%

        2,500   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00          N/R         2,514,350
                 Cogeneration Revenue Bonds, AES Warrior Run Project, Series
                 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)

        1,800   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,  7/05 at 100.00           A-         1,846,512
                 Series Z, 5.250%, 7/01/21

                                       22

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.6%

$         330   City of Baltimore, Maryland, Water Projects and Refunding Revenue       No Opt. Call          AAA    $      333,252
                 Bonds, Series 1994A, 5.000%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
$      89,610   Total Long-Term Investments (cost $90,164,411) - 151.1%                                                  91,405,417
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      1,093,261
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   60,498,678
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       23

                      Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
                      Portfolio of
                              INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 3.5%

$       2,250   Northeast Maryland Waste Disposal Authority, Resource Recovery        1/09 at 101.00          BBB    $    2,105,955
                 Revenue Bonds, Baltimore RESCO Retrofit Project, Series 1998,
                 4.750%, 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.6%

          860   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00           A1           832,454
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33

          800   Tobacco Settlement Financing Corporation of the Virgin Islands,       5/11 at 100.00           A3           750,968
                 Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.9%

        1,100   Anne Arundel County, Maryland, Economic Development Revenue           9/12 at 102.00           A3         1,091,816
                 Bonds, Community College Project, Series 2002, 5.125%, 9/01/22

          250   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00         BBB-           255,233
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School Issue, 6.000%, 7/01/31

          415   Maryland Health and Higher Educational Facilities Authority, Revenue  1/11 at 101.00          AAA           425,935
                 Bonds, Bullis School Issue, Series 2000, 5.250%, 7/01/30

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00           AA         1,094,160
                 Refunding Revenue Bonds, Johns Hopkins University Issue,
                 Series 1998, 5.125%, 7/01/12

        1,400   Maryland Health and Higher Educational Facilities Authority, Revenue 10/08 at 101.00          AAA         1,344,812
                 Bonds, College of Notre Dame of Maryland Issue, Series 1998,
                 4.650%, 10/01/23

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00           AA           979,020
                 Bonds, Johns Hopkins University Issue, Series 2001B,
                 5.000%, 7/01/41

        1,250   Maryland Health and Higher Educational Facilities Authority, Revenue  6/11 at 100.00         Baa1         1,250,413
                 Bonds, Maryland Institute College of Art, Series 2001,
                 5.500%, 6/01/32

          500   Morgan State University, Maryland, Academic and Auxiliary Fees        7/12 at 100.00          AAA           509,135
                 Revenue Bonds, Series 2001, 4.900%, 7/01/21

                University of Maryland System Auxiliary, Facility and Tuition
                Revenue Bonds, 2001 Series B:
        1,580    4.375%, 4/01/17                                                      4/11 at 100.00          AA+         1,563,331
        1,140    4.500%, 4/01/19                                                      4/11 at 100.00          AA+         1,121,156


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.1%

        2,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/08 at 101.00          AAA         2,005,260
                 Bonds, Anne Arundel Medical Center Issue, Series 1998,
                 5.125%, 7/01/33

        2,000   Maryland Health and Higher Educational Facilities Authority, Revenue  1/08 at 101.00          Aaa         2,008,520
                 Bonds, Upper Chesapeake Hospitals Issue, Series 1998A,
                 5.125%, 1/01/38

        1,470   Maryland Health and Higher Educational Facilities Authority, Revenue  5/11 at 100.00          AA-         1,431,560
                 Bonds, Johns Hopkins Hospital Issue, Series 2001, 5.000%, 5/15/34

        2,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00           A-         1,977,460
                 Bonds, Mercy Medical Center, Series 2001, 5.625%, 7/01/31

        1,500   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00           A+         1,425,345
                 Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        2,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00            A         1,968,080
                 Bonds, University of Maryland Medical System, Series 2001,
                 5.250%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00         Baa1         1,025,950
                 Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

        1,250   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00           A3         1,189,775
                  Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35

        2,160   Montgomery County, Maryland, Economic Development Revenue            12/11 at 100.00          AA-         2,143,973
                 Bonds, Trinity Health Care Group, Series 2001, 5.125%, 12/01/22

                                       24

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 16.4%

$         280   Community Development Administration, Department of Housing and       5/11 at 100.00          Aa3    $      281,579
                 Community Development, State of Maryland, Multifamily Housing
                 Insured Mortgage Loans, Series 2001A, 5.100%, 5/15/28

        4,255   Community Development Administration, Department of Housing and       5/11 at 100.00          Aa3         4,296,997
                 Community Development, State of Maryland, Multifamily Housing
                 Revenue Bonds, Insured Mortgage Loan, 2001 Series B, 5.350%,
                 5/15/32 (Alternative Minimum Tax)

        1,110   Community Development Administration, Department of Housing and      12/11 at 100.00          Aaa         1,132,522
                 Community Development, State of Maryland, Multifamily Housing
                 Revenue Bonds, Princess Anne Apartments Project, Series 2001D,
                 5.450%, 12/15/33 (Alternative Minimum Tax)

        3,145   Community Development Administration, Department of Housing and      12/11 at 100.00          Aaa         3,208,812
                 Community Development, State of Maryland, Multifamily
                 Development Revenue Bonds, Waters Towers Senior Apartments,
                 Series 2001F, 5.450%, 12/15/33 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing and       5/12 at 100.00          Aa3         1,024,870
                 Community Development, State of Maryland, Multifamily Housing
                 Insured Mortgage Revenue Bonds, Series 2002A, 5.300%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.5%

          500   Community Development Administration, Department of Housing and       3/07 at 101.50          Aa2           518,455
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, Series 1997B, 5.875%, 9/01/25 (Alternative Minimum Tax)

        1,000   Community Development Administration, Department of Housing and       9/10 at 100.00          Aa2         1,011,040
                 Community Development, State of Maryland, Residential Revenue
                 Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 44.3%

          755   Anne Arundel County, Maryland, General Obligation Bonds,              3/12 at 100.00          AA+           757,997
                 Series 2002, 5.000%, 3/01/31

        1,500   Baltimore County, Maryland, General Obligation Consolidated Public    8/12 at 100.00          AAA         1,561,185
                 Improvement Bonds, Series 2002, 5.000%, 8/01/18

                Cecil County, Maryland, General Obligation Consolidated Public
                Improvement Bonds, Series 2001B:
          975    4.600%, 8/01/18                                                      8/11 at 101.00           A+           978,617
        1,020    4.600%, 8/01/19                                                      8/11 at 101.00           A+         1,014,655
          300    4.625%, 8/01/20                                                      8/11 at 101.00           A+           296,697
          335    4.750%, 8/01/21                                                      8/11 at 101.00           A+           333,951

        1,000   Frederick County, Maryland, General Obligation Public Facilities     11/12 at 101.00           AA         1,027,570
                 Bonds, Series 2002, 5.000%, 11/01/20

        3,000   Frederick County, Maryland, General Obligation Public Facilities     12/10 at 101.00           AA         3,144,990
                 Bonds, Series 2000, 5.200%, 12/01/19

          510   City of Frederick, Maryland, General Obligation Bonds, General       12/11 at 101.00          AA-           517,206
                 Improvements Refunding Series 2001, 4.750%, 12/01/19

                State of Maryland, General Obligation Bonds, State and Local
                Facilities Loan of 2001, First Series:
        2,445    5.500%, 3/01/11                                                        No Opt. Call          AAA         2,749,011
        1,500    5.500%, 3/01/12                                                        No Opt. Call          AAA         1,692,945

        4,730   Montgomery County, Maryland, General Obligation Consolidated Public  10/11 at 101.00          AAA         5,041,187
                 Improvement Bonds, Series 2001 Refunding, 5.250%, 10/01/18

                Prince George's County, Maryland, General Obligation Consolidated
                Public Improvement Bonds, Series 2001:
        1,000    5.250%, 12/01/20                                                    12/11 at 101.00          AAA         1,050,720
        2,820    5.250%, 12/01/21                                                    12/11 at 101.00          AAA         2,952,427

        2,000   Commonwealth of Puerto Rico, Public Improvement General Obligation    7/11 at 100.00          AAA         2,017,280
                 Bonds, Refunding Series of 2001, 5.000%, 7/01/24

        1,500   Commonwealth of Puerto Rico, Public Improvement General Obligation      No Opt. Call           A-         1,578,855
                 Bonds, Series of 2002A, 5.500%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.4%

          750   Anne Arundel County, Maryland, Consolidated Water and Sewer           8/09 at 101.00          AA+           737,430
                 General Obligation Bonds, Series 1999, 4.500%, 8/01/19

          885   Anne Arundel County, Maryland, Tax Increment Financing Revenue          No Opt. Call          N/R           889,310
                 Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12

                                       25


                      Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                County of Baltimore, Maryland, Certificates of Participation,
                Health and Social Services Building Project, Series 2001:
$       1,580    5.000%, 8/01/20                                                      8/11 at 101.00          AA+    $    1,618,647
        1,660    5.000%, 8/01/21                                                      8/11 at 101.00          AA+         1,688,054

        1,000   Department of Transportation, Maryland, County Transportation           No Opt. Call           AA         1,115,920
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405   Maryland Economic Development Corporation, Lease Revenue Bonds,       6/12 at 100.50          AA+         1,490,972
                 Maryland Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

        1,000   Montgomery County, Maryland, Special Obligation Bonds, West           7/12 at 101.00           AA         1,030,090
                 Germantown Development District, Senior Series 2002A,
                 5.500%, 7/01/27

        1,100   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue   1/08 at 101.00          AAA         1,116,676
                 Bonds, Series 1997A, 5.000%, 7/01/21

          800   Puerto Rico Public Finance Corporation, Series 2001A, Commonwealth    8/11 at 100.00          AAA           814,312
                 Appropriation Bonds, 5.000%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.6%

                Maryland Health and Higher Educational Facilities Authority,
                Parking Revenue Bonds, The Johns Hopkins Medical Institutions
                Issue of 2001:
          650    5.000%, 7/01/27                                                      7/11 at 100.00          AAA           650,871
        2,775    5.000%, 7/01/34                                                      7/11 at 100.00          AAA         2,759,599


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 13.9%

        1,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100.00          AAA         1,165,680
                 Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded to 7/01/10)

        1,250   Maryland Health and Higher Educational Facilities Authority, Revenue    No Opt. Call          AAA         1,333,550
                 Bonds, Helix Health Issue, Series 1997, 5.000%, 7/01/17

        1,365   Maryland Transportation Authority, Transportation Facilities Project    No Opt. Call          AAA         1,621,702
                 Revenue Bonds, First Series Refunding, 6.800%, 7/01/16

        4,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00          AAA         4,266,240
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.3%

        1,000   Guam Power Authority, Revenue Bonds, 1999 Series A,                  10/09 at 101.00          AAA         1,020,070
                 5.250%, 10/01/34

        1,000   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00          N/R         1,005,740
                 Cogeneration Revenue Bonds, AES WarriorRun Project, Series 1995,
                 7.400%, 9/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      88,825   Total Long-Term Investments (cost $89,923,216) - 150.5%                                                  91,014,742
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      1,460,896
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   60,475,638
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       26


                      Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
                      Portfolio of
                              INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 2.4%

$       1,900   Northeast Maryland Waste Disposal Authority, Resource Recovery        1/09 at 101.00          BBB    $    1,778,362
                 Revenue Bonds, Baltimore RESCO Retrofit Project, Series 1998,
                 4.750%, 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.0%

        3,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00           A1         2,903,910
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.3%

        2,540   Maryland Health and Higher Educational Facilities Authority, Revenue 10/09 at 101.00            A         2,501,976
                 Bonds, Loyola College Issue, Series 1999, 5.000%, 10/01/39

        2,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00           AA         1,958,040
                  Bonds, Johns Hopkins University, Series 2001B, 5.000%, 7/01/41

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00           AA           996,130
                 Bonds, Johns Hopkins University, Series 2002A, 5.000%, 7/01/32

          985   University of Maryland System, Auxiliary Facilities and Tuition       4/11 at 100.00          AA+           965,842
                 Revenue Bonds, 2001 Series B,  4.625%, 4/01/21

        1,000   University of Maryland System, Auxiliary Facilities and Tuition         No Opt. Call          AA+         1,092,290
                 Revenue Bonds, 2002 Series A, 5.000%, 4/01/09


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.3%

        3,000   Maryland Health and Higher Educational Facilities Authority, Revenue    No Opt. Call          AAA         3,065,910
                 Bonds, Medlantic/Helix Issue, Series 1998B, 5.250%, 8/15/38

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/08 at 101.00          AAA         1,002,630
                 Bonds, Anne Arundel Medical Center Issue, Series 1998,
                 5.125%, 7/01/33

        1,000   Maryland Health and Higher Educational Facilities Authority, Revenue  5/11 at 100.00          AA-           987,520
                 Bonds, The Johns Hopkins Hospital Issue, Series 2001,
                 5.000%, 5/15/21

        3,000   Maryland Health and Higher Educational Facilities Authority, Revenue  7/11 at 100.00           A+         2,850,690
                 Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Frederick Memorial Hospital, Series 2002:
        1,000    5.000%, 7/01/27                                                      7/12 at 100.00           A3           941,330
        2,000    5.125%, 7/01/35                                                      7/12 at 100.00           A3         1,903,640

        1,845   Maryland Health and Higher Educational Facilities Authority, Revenue  7/12 at 100.00           A3         1,854,391
                 Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 21.8%

        5,000   Community Development Administration, Department of Housing and       7/12 at 100.00          Aa2         4,832,500
                 Community Development, State of Maryland, Housing Revenue
                 Bonds, 2002 Series B, 4.950%, 7/01/32 (Alternative Minimum Tax)

                Housing Opportunities Commission of Montgomery County, Maryland,
                Multifamily Housing Development Bonds, Series B:
          515    5.100%, 7/01/33 (Alternative Minimum Tax)                            7/12 at 100.00          Aaa           502,511
        3,000    5.200%, 7/01/44 (Alternative Minimum Tax)                            7/12 at 100.00          Aaa         2,943,750

        3,000   Housing Authority of Prince George's County, Maryland, Mortgage       2/13 at 102.00          AAA         2,940,780
                 Revenue Bonds, Series 2002A, GNMA Collateralized Windsor
                 Crossing Apartments Project, 5.150%, 8/20/33

        4,860   Housing Authority of Prince George's County, Maryland, Mortgage      11/12 at 100.00          AAA         4,690,775
                 Revenue Bonds, GNMA Collateralized Fairfield and Hillside Projects,
                 Series 2002A, 4.700%, 11/20/22

                                       27


                      Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.2%

$       2,115   Baltimore County, Maryland, General Obligation Consolidated Public    8/12 at 100.00          AAA    $    2,271,637
                 Improvement Bonds, Series 2002, 5.250%, 8/01/17

                Frederick County, Maryland, General Obligation Public Facilities Bonds,
                Series 2002:
        1,830    5.000%, 11/01/20                                                    11/12 at 101.00           AA         1,880,453
        2,035    5.000%, 11/01/21                                                    11/12 at 101.00           AA         2,078,040
        2,500    5.000%, 11/01/22                                                    11/12 at 101.00           AA         2,536,950

        1,210   Howard County, Maryland, Consolidated Public Improvement Bonds,       2/09 at 101.00          AAA         1,222,064
                 Series 2001A, 4.750%, 2/15/19

        2,000   State of Maryland, General Obligation Bonds, State and Local            No Opt. Call          AAA         2,212,580
                 Facilities Loan, 2002 Series B, 5.250%, 2/01/10

        2,000   Montgomery County, Maryland, General Obligation Consolidated Public   2/12 at 101.00          AAA         2,059,460
                 Improvement Bonds, Series 2002A, 5.000%, 2/01/20

        5,000   Prince George's County, Maryland, General Obligation Consolidated     9/12 at 101.00           AA         4,641,500
                 Public Improvement Bonds, Series 2002, 4.300%, 9/15/21

        3,430   Commonwealth of Puerto Rico, General Obligation Public Improvement    7/11 at 100.00          AAA         3,477,883
                 Refunding Bonds, Series of 2001, 5.125%, 7/01/30

        1,000   St. Mary's County, Maryland, General Obligation Hospital Bonds of       No Opt. Call          AA-         1,093,820
                 2002, 5.000%, 10/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 36.9%

          500   Mayor and City Council of Baltimore, Maryland, Convention Center      9/08 at 102.00          AAA           509,130
                 Refunding Revenue Bonds, Series 1998, 5.000%, 9/01/19

        5,000   Department of Transportation, State of Maryland, County Transportation  No Opt. Call           AA         5,579,600
                 Revenue Bonds, Series 2002,5.500%, 2/01/16

        2,000   Maryland Economic Development Corporation, Lease Revenue Bonds,       6/12 at 100.50          AA+         1,958,900
                 Maryland Department of Transportation Headquarters Building,
                 Series 2002, 4.750%, 6/01/22

        2,935   Maryland Economic Development Corporation, Lease Revenue Bonds,       9/12 at 100.00          AA+         3,140,010
                 Montgomery County Wayne Avenue Parking Project, Series 2002A,
                 5.250%, 9/15/16

        2,500   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00          AAA         2,512,175
                 Revenue Bonds, Series D, 5.000%, 7/01/32

        3,500   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue   1/08 at 101.00          AAA         3,518,515
                 Bonds, Series 1997A, 5.000%, 7/01/28

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
        1,000    5.250%, 7/01/17                                                      7/12 at 100.00           A-         1,050,290
        1,205    5.250%, 7/01/20                                                      7/12 at 100.00           A-         1,242,018
        1,275    5.250%, 7/01/21                                                      7/12 at 100.00           A-

        2,000   Puerto Rico Municipal Finance Agency, General Obligation Bonds,       8/12 at 100.00          AAA         2,013,440
                 2002 Series A, 5.000%, 8/01/27 (WI, settling 12/05/02)

        1,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation      No Opt. Call          AAA         1,035,790
                 Bonds, 1998 Series A, 5.125%, 6/01/24

        2,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation    8/11 at 100.00          AAA         2,008,940
                 Bonds, 2001 Series A, 5.000%, 8/01/31

          935   Puerto Rico Public Finance Corporation, Commonwealth Appropriation    2/12 at 100.00         BBB+           969,333
                 Bonds, 2002 Series E, 5.500%, 8/01/29


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.7%

        4,025   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH, 7/10 at 101.00          AAA         4,135,405
                 5.250%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.5%

        2,570   City of Baltimore, Maryland, Wastewater Project Revenue Bonds,        7/12 at 100.00          AAA         2,575,860
                 Series 2002A Refunding, 5.125%, 7/01/42
------------------------------------------------------------------------------------------------------------------------------------
$      97,210   Total Long-Term Investments (cost $100,154,134) - 134.1%                                                 97,743,084
=============-----------------------------------------------------------------------------------------------------------------------

                                       28

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 29.5%

$       4,800   Chester County Industrial Development Authority, Pennsylvania,                             VMIG-1    $    4,800,000
                 Revenue Bonds, Archdiocese of Philadelphia, Variable Rate Demand
                 Bonds, Series 2001, 1.200%, 7/01/31+

        1,100   Maryland Economic Development Corporation, Economic Development                            VMIG-1         1,100,000
                 Revenue Bonds, The Federation of American Societies, Variable Rate
                 Demand Obligations, Series 2002A, 1.250%, 7/01/30+

        4,000   Multnomah County, Oregon, Higher Education Revenue Bonds, Series                           VMIG-1         4,000,000
                 1999, Concordia University of Portland Project, Variable Rate
                 Demand Bonds, 1.300%, 12/01/29+

        5,000   Ohio Air Quality Development Authority, State of Ohio, Pollution                           VMIG-1         5,000,000
                 Control Revenue Refunding Bonds, Series 2000A, Variable Rate
                 Demand Bonds, The Toledo Edison Company Project,
                 1.300%, 4/01/24+

        5,000   Schuylkill County Industrial Development Authority, Pennsylvania,                            A-1+         5,000,000
                 Resource Recovery Refunding Revenue Bonds (Northeastern
                 Power Company Project), Variable Rate Demand Bonds,
                 Series 1997A, 1.300%, 12/01/22+

        1,600   University of Toledo, Ohio, General Receipts Variable Rate Demand                          VMIG-1         1,600,000
                 Bonds, Series 2002, 1.300%, 6/01/32+
------------------------------------------------------------------------------------------------------------------------------------
$      21,500   Total Short-Term Investments (cost $21,500,000)                                                          21,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (10.1)%                                                                  (7,362,360)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.5)%                                                        (39,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   72,880,724
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                        29

                      Nuveen Virginia Premium Income Municipal Fund (NPV)
                      Portfolio of
                              INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 3.0%

$         500   Industrial Development Authority of the County of Bedford, Virginia,  2/08 at 102.00          Ba1    $      337,280
                 Industrial Development Refunding Revenue Bonds (Nekoosa
                 Packaging Corporation), Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax)

        1,900   Industrial Development Authority of the County of Bedford, Virginia, 12/09 at 101.00          Ba1         1,478,884
                 Industrial Development Refunding Revenue Bonds (Nekoosa
                 Packaging Corporation), Series 1999A, 6.550%, 12/01/25
                 (Alternative Minimum Tax)

        1,000   Industrial Development Authority of Goochland County, Virginia,      12/08 at 101.00          Ba1           675,820
                 Industrial Development Refunding Revenue Bonds (Nekoosa
                 Packaging Corporation Project), Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax)

        1,784   Virginia Small Business Financing Authority, Industrial Development   1/03 at 102.00          N/R         1,464,827
                 Revenue Bonds (Albion Enterprises, LLC Project), Series 1998A,
                 6.400%, 1/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.5%

        2,000   Industrial Development Authority of the County of Charles City,         No Opt. Call          BBB         1,954,580
                 Virginia, Solid Waste Disposal Facility Revenue Refunding Bonds
                 (USA Waste of Virginia, Inc. Project), Series 1999, 4.875%,
                 2/01/09 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.3%

        1,720   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00           A1         1,664,908
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.0%

        3,500   Industrial Development Authority of the City of Alexandria,          10/10 at 101.00         AAA         3,807,615
                 Virginia, Fixed Rate Revenue Bonds (Institute for Defense
                 Analyses), Series 2000A, 5.900%, 10/01/30

                Industrial Development Authority of Danville, Virginia, Student
                Housing Revenue Bonds (Collegiate Housing Foundation - Averett
                College Project), Series 1999A:
          500    6.875%, 6/01/20                                                      6/09 at 102.00          N/R           479,420
        1,500    7.000%, 6/01/30                                                      6/09 at 102.00          N/R         1,430,745

                Industrial Development Authority of Lynchburg, Virginia,
                Educational Facilities Revenue Bonds (Randolph-Macon Women's
                College), Series 1993:
        2,940    5.875%, 9/01/13                                                      9/03 at 102.00           A-         3,021,997
        2,500    5.875%, 9/01/23                                                      9/03 at 102.00           A-         2,535,200

          500   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00           A3           521,500
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

          500   Industrial Development Authority of Rockbridge County, Virginia,      7/11 at 100.00         Baa3           517,635
                 Series 2001C, Virginia Horse Center, Revenue and Refunding
                 Bonds, 6.850%, 7/15/21

        2,000   Virginia College Building Authority, Educational Facilities Revenue   9/11 at 100.00          AA+         2,001,960
                 Bonds, Public Higher Education Financing Program, Series 2001A,
                 5.000%, 9/01/26

        3,000   Virginia College Building Authority, Educational Facilities Revenue  11/04 at 100.00          Aa1         3,205,200
                 Bonds, University of Richmond Project, Series of 1994, 5.550%,
                 11/01/19 (Optional put 11/01/04)

        1,000   Virginia College Building Authority, Educational Facilities Revenue     No Opt. Call          AAA         1,047,550
                 Bonds, The Washington and Lee University Project, Series 1998,
                 5.250%, 1/01/31

        1,000   Virginia College Building Authority, Educational Facilities Revenue   4/10 at 101.00           A+         1,089,870
                 Bonds, Hampton University Project, Series 2000, 6.000%, 4/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.8%

        2,000   Albemarle County Industrial Development Authority, Virginia, Hospital 10/12 at 100.00          A2         1,964,820
                 Revenue Bonds, Martha Jefferson Hospital, Series 2002,
                 5.250%, 10/01/35

        4,850   Industrial Development Authority of Fairfax County, Virginia, Hospital  No Opt. Call           AA         4,840,349
                 Revenue Refunding Bonds (Inova Health System Hospitals Project),
                 Series 1993A, 5.000%, 8/15/23

                                       30

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,200   Fredericksburg Industrial Development Authority, Virginia, Revenue    6/12 at 100.00           A3    $    1,146,540
                 Bonds, Medicorp Health System, Series 2002B, 5.125%, 6/15/33

        4,650   Industrial Development Authority of Hanover County, Virginia, Bon     8/05 at 102.00          AAA         4,741,233
                 Secours Health System Obligated Group Hospital Revenue Bonds
                 (Bon Secours Health System Projects), Series 1995,
                 5.500%, 8/15/25

        1,500   Industrial Development Authority of the County of Henrico, Virginia,    No Opt. Call          AAA         1,764,315
                 Healthcare Revenue Bonds (Bon Secours Health), Series 1996,
                 6.250%, 8/15/20

                Loudoun County Industrial Development Authority, Virginia, Loudoun
                Hospital Center Revenue Bonds, Series 2002A:
          375    6.000%, 6/01/22                                                      6/12 at 101.00         BBB-           375,431
          800    6.100%, 6/01/32                                                      6/12 at 101.00         BBB-           799,448

        2,260   Manassas Industrial Development Authority, Virginia, Hospital Revenue 4/13 at 100.00           A2         2,194,754
                 Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33

        4,750   Medical College of Virginia Hospitals Authority, General Revenue      7/08 at 102.00          AAA         4,771,138
                 Bonds, Series 1998, 5.125%, 7/01/23

        2,500   Industrial Development Authority of the City of Norfolk, Virginia,   11/04 at 102.00           AA         2,722,250
                 Hospital Revenue and Refunding Bonds (Sentara
                 Hospitals - Norfolk), Series 1994A, 6.500%, 11/01/13

        3,000   Industrial Development Authority of the County of Roanoke, Virginia,  7/12 at 100.00          AAA         3,168,000
                 Hospital Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.0%

          570   Industrial Development Authority of Arlington County, Virginia,       7/05 at 102.00            A           605,255
                 Multifamily Housing Mortgage Revenue Bonds (Arlington
                 Housing Corporation), 1995 Series, 5.700%, 7/01/07

        1,515   Industrial Development Authority of Arlington County, Virginia,       5/10 at 100.00          Aaa         1,585,326
                 Multifamily Housing Revenue Bonds (Patrick Henry Apartments
                 Project), 2000 Series, 6.050%, 11/01/32 (Alternative Minimum Tax)
                 (Mandatory put 11/01/20)

        4,445   Hampton Redevelopment and Housing Authority, Virginia, Multifamily    1/03 at 103.00         A-1+         4,639,469
                 Housing Revenue Refunding Bonds (Chase Hampton II Apartments),
                 Series 1994, 7.000%, 7/01/24 (Mandatory put 7/01/04)

        1,495   Economic Development Authority of Henrico County, Virginia, Beth      7/09 at 102.00          AAA         1,601,698
                 Shalom Assisted Living Revenue Bonds, GNMA Mortgage-Backed
                 Securities Financing, Series 1999A, 5.900%, 7/20/29

        1,000   Lynchburg Redevelopment and Housing Authority, Virginia, Vistas       4/10 at 102.00          AAA         1,039,590
                 Revenue Bonds, GNMA Mortgage-Backed Securities Financing,
                 Series 2000A, 6.200%, 1/20/40 (Alternative Minimum Tax)

        2,355   Suffolk Redevelopment and Housing Authority, Virginia, Mortgage       1/03 at 100.00          AAA         2,356,578
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Wilson
                 Pines Apartments - Section 8 Assisted Project), Series 1993,
                 6.125%, 1/01/23


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.5%

          940   Virginia Housing Development Authority, Commonwealth Mortgage         1/08 at 102.00          AA+           947,793
                 Bonds, 1996 Series G (Subseries G-1), 5.300%, 1/01/22
                 (Alternative Minimum Tax)

        1,000   Virginia Housing Development Authority, Commonwealth Mortgage         7/11 at 100.00          AAA         1,018,630
                 Bonds, 2001 Series H (Subseries H-1), 5.350%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

                Industrial Development Authority of the City of Winchester,
                Virginia, Residential Care Facility First Mortgage Revenue Bonds
                (Westminster-Canterbury of Winchester, Inc.), Series 1998:
        1,350    5.750%, 1/01/18                                                      1/03 at 102.00          N/R         1,290,924
        1,000    5.750%, 1/01/27                                                      1/03 at 102.00          N/R           919,490


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.2%

                City of Hampton, Virginia, General Obligation Public Improvement
                Bonds of 2000:
          890    5.750%, 2/01/17                                                      2/10 at 102.00           AA           972,432
        2,000    6.000%, 2/01/20                                                      2/10 at 102.00           AA         2,252,500

        1,355   Harrisonburg, Virginia, General Obligation Bonds, Series 2002A,       7/12 at 101.00          AAA         1,390,406
                 Public Safety and Steam Plant, 5.000%, 7/15/19

          585   Loudoun County, Virginia, General Obligation Public Improvement       5/12 at 100.00          AA+           605,867
                 Bonds, Series 2002A, 5.250%, 5/01/22

                                       31


                      Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Newport News, Virginia, General Obligation Bonds, Series 2002A,
                General Improvement and Water Projects:
$       2,770    5.000%, 7/01/19                                                      7/13 at 100.00           AA    $    2,844,402
        1,000    5.000%, 7/01/20                                                      7/13 at 100.00           AA         1,022,660

        1,400   Northern Mariana Islands Commonwealth, General Obligation Bonds,      6/10 at 100.00            A         1,454,334
                 Series 2000A, 6.000%, 6/01/20

        4,200   Commonwealth of Puerto Rico, General Obligation Public Improvement    7/06 at 101.50           A-         4,283,076
                 Bonds of 1996, 5.400%, 7/01/25

        1,430   City of Roanoke, Virginia, General Obligation Public Improvement     10/12 at 101.00           AA         1,493,835
                 Bonds, Series 2002A, 5.000%, 10/01/17

        1,425   City of Virginia Beach, Virginia, General Obligation Public           6/11 at 101.00          AA+         1,457,148
                 Improvement Bonds, Series 2001, 5.000%, 6/01/20

        2,000   City of Winchester, Virginia, General Obligation Public Improvement   1/04 at 102.00           AA         2,100,880
                 and Refunding Bonds, Series 1994, 5.500%, 1/15/14


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 24.2%

          750   City of Bristol, Virginia, General Obligation Utility System Revenue 11/12 at 102.00          AAA           752,310
                 Bonds, Series of 2002, 5.000%, 11/01/24

                County of Cumberland, Virginia, Certificates of Participation,
                Series 1997:
        1,075    6.200%, 7/15/12                                                        No Opt. Call          N/R         1,168,353
        1,350    6.375%, 7/15/17                                                        No Opt. Call          N/R         1,480,397

          500   Industrial Development Authority of Dinwiddie County, Virginia,       2/07 at 102.00          N/R           520,175
                 Lease Revenue Bonds (Dinwiddie County School Facilities Project),
                 Series 1997A, 6.000%, 2/01/18

        1,000   Fairfax County Economic Development Authority, Virginia, Parking      9/09 at 102.00           AA         1,125,940
                 Revenue Bonds (Vienna II Metrorail Station Project), 1999 First
                 Series, 6.000%, 9/01/18

                Greater Richmond Convention Center Authority, Virginia, Hotel
                Tax Revenue Bonds (Convention Center Expansion Project), Series
                2000:
          600    6.125%, 6/15/25                                                      6/10 at 101.00           A-           655,794
        2,000    6.125%, 6/15/29                                                      6/10 at 101.00           A-         2,183,320

        3,000   Hampton Roads, Virginia, Regional Jail Authority, Regional Jail       7/06 at 102.00          AAA         3,135,360
                 Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

        1,230   Middlesex County, Virginia, Industrial Development Authority, Lease   8/09 at 102.00          AAA         1,337,514
                 Revenue Bonds (School Facilities Project), Series 1999,
                 6.000%, 8/01/24

        2,000   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00          AAA         2,009,740
                 Revenue Bonds, Series D, 5.000%, 7/01/32

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002D Refunding:
        1,000    5.250%, 7/01/27                                                      7/12 at 100.00           A-         1,015,770
        1,200    5.250%, 7/01/36                                                      7/12 at 100.00           A-         1,215,732

        2,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin       10/10 at 101.00         BBB-         2,220,420
                 Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.500%, 10/01/24

        2,250   Virginia College Building Authority, Educational Facilities Revenue   2/09 at 101.00          AA+         2,478,353
                 Bonds, 21st Century College Program, Series 2000,
                 6.000%, 2/01/20

        2,000   Virginia College Building Authority, Educational Facilities Revenue   2/12 at 100.00          AA+         2,013,760
                 Bonds, 21st Century College and Equipments Program,
                 Series 2002A, 5.000%, 2/01/22

        2,000   Virginia Public School Authority, School Financing Bonds, 1997        8/10 at 101.00          AA+         2,051,560
                 Resolution, Series 2000B, 5.000%, 8/01/18

                Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled
                Loan Bond Program, Series 2000B:
        1,120    5.500%, 5/01/20                                                      5/10 at 101.00          AAA         1,177,310
        3,060    5.500%, 5/01/30                                                      5/10 at 101.00          AAA         3,186,409

        1,740   Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled    5/11 at 101.00           AA         1,778,645
                 Loan Bond Program, Series 2002A, 5.000%, 5/01/19

                                       32

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.7%

$       1,400   Metropolitan Washington Airports Authority, Virginia, Airport System 10/07 at 101.00          Aa3    $    1,411,844
                 Revenue Bonds, Series 1997A, 5.375%, 10/01/23

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00          AAA         4,025,480
                 Series 2001A, 5.125%, 7/01/31

        1,500   Richmond Metropolitan Authority, Virginia, Expressway Revenue           No Opt. Call          AAA         1,578,255
                 Bonds, Series 2002 Refunding, 5.250%, 7/15/22

        6,065   Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,  7/07 at 101.00          AAA         6,264,417
                 5.600%, 7/01/27 (Alternative Minimum Tax)

        2,000   Virginia Resources Authority, Airport Revolving Fund Revenue Bonds,   2/11 at 100.00          Aa2         2,049,920
                 Series 2001A, 5.250%, 8/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.1%

        1,840   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100.00          AAA         2,026,263
                 Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

        2,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00          AAA         2,666,400
                 Bonds, 2000 Series A, 5.500%, 10/01/40

        1,205   City of Richmond, Virginia, General Obligation Public Improvement     7/03 at 102.00        AA***         1,260,394
                 Bonds, Series 1993B, 5.500%, 7/15/23 (Pre-refunded to 7/15/03)

        3,955   Virginia Resources Authority, Water and Sewer System Revenue Bonds   10/07 at 100.00        AA***         4,461,319
                 (Sussex County Project), 1995 Series A, 5.600%, 10/01/25
                 (Pre-refunded to 10/01/07)

        5,035   Virginia Commonwealth Transportation Board, Transportation Revenue    5/04 at 101.00       AA+***         5,416,804
                 Bonds, Northern Virginia Transportation District Program,
                 Series 1995A, 6.250%, 5/15/17 (Pre-refunded to 5/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.2%

        3,500   City of Richmond, Virginia, Public Utility Revenue Bonds,             1/08 at 101.00          AAA         3,521,175
                 Series 1998A Refunding, 5.125%, 1/15/28

                City of Richmond, Virginia, Public Utility Revenue Bonds,
                Series 2002 Refunding:
          750    5.000%, 1/15/27                                                      1/12 at 100.00          AAA           748,395
        1,600    5.000%, 1/15/33                                                      1/12 at 100.00          AAA         1,583,920

        6,150   Southeastern Public Service Authority of Virginia, Senior Revenue     7/03 at 102.00           A-         6,226,568
                 Bonds (Regional Solid Waste System), Series 1993,
                 6.000%, 7/01/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 18.8%

        2,000   Fairfax County, Virginia, Sewer Revenue Bonds, Series 1996,           7/06 at 102.00          AAA         2,168,860
                 5.875%, 7/15/28

        2,000   Fairfax County Water Authority, Virginia, Water Revenue Bonds,        4/10 at 101.00          AAA         2,111,860
                 Series 2000, 5.625%, 4/01/25

                Fairfax County Water Authority, Virginia, Water Revenue Bonds,
                Series 2002 Refunding:
        2,030    5.375%, 4/01/19                                                      4/12 at 100.00          AAA         2,152,165
        1,000    5.000%, 4/01/27                                                      4/12 at 100.00          AAA         1,005,350

        1,650   Henrico County, Virginia, Water and Sewer System Revenue and          5/09 at 102.00          AA+         1,650,165
                 Refunding Revenue Bonds, Series 1999, 5.000%, 5/01/28

        6,200   City of Norfolk, Virginia, Water Revenue Bonds, Series 1995,         11/05 at 102.00          AAA         6,746,344
                 5.875%, 11/01/20

                City of Norfolk, Virginia, Water Revenue and Refunding Bonds,
                Series 2001:
        1,310    5.000%, 11/01/21                                                    11/11 at 100.00          AAA         1,318,856
        1,380    5.000%, 11/01/22                                                    11/11 at 100.00          AAA         1,385,368

        1,955   Rivanna Water and Sewer Authority, Virginia, Regional Water and      10/09 at 101.00          Aa3         2,052,162
                 Sewer System Revenue Bonds, Series 1999, 5.625%, 10/01/29

        1,000   Upper Occoquan Sewage Authority, Virginia, Regional Sewerage          1/04 at 102.00          AAA         1,002,650
                 System Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/21

                                       33


                      Nuveen Virginia Premium Income Municipal Fund (NPV) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,250   City of Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,  9/10 at 101.00          Aa3    $    2,463,750
                 Series 2000, 6.000%, 9/01/24

          500   Virginia Resources Authority, Clean Water State Revolving Fund,      10/10 at 100.00          AAA           530,170
                 Revenue Bonds, Series 1999, 5.625%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
$     185,104   Total Long-Term Investments (cost $182,986,608) - 146.0%                                                190,941,278
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      3,635,032
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.8)%                                                        (63,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  130,776,310
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       34


                      Nuveen Virginia Dividend Advantage Municipal (NGB)
                      Portfolio of
                              INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.4%

                Guam Economic Development Authority, Asset-Backed Bonds,
                Series 2001A:
$         210    5.000%, 5/15/22                                                      5/11 at 100.00           A2    $      210,643
          850    5.400%, 5/15/31                                                      5/11 at 100.00           A2           864,119

        1,400   Guam Economic Development Authority, Asset-Backed Bonds,              5/11 at 100.00           A2         1,342,838
                 Series 2001B, 5.500%, 5/15/41


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.6%

          500   Industrial Development Authority of the City of Danville, Virginia,   3/11 at 102.00          N/R           491,265
                 Educational Facilities Revenue Bonds, Averett University Project,
                 Series 2001, 6.000%, 3/15/22

          850   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00           A3           886,550
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

                Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                Control Facilities Financing Authority, Higher Education Revenue Bonds
                (Ana G. Mendez University System Project), Series 1999:
          160    5.375%, 2/01/19                                                      2/09 at 101.00          BBB           161,038
          320    5.375%, 2/01/29                                                      2/09 at 101.00          BBB           312,941

          465   Industrial Development Authority of Rockbridge County, Virginia,        No Opt. Call         Baa3           479,722
                 Virginia Horse Center Revenue and Refunding Bonds,
                 Series 2001B, 6.125%, 7/15/11

        1,000   Industrial Development Authority of Rockbridge County, Virginia,      7/11 at 100.00         Baa3         1,035,270
                 Virginia Horse Center Revenue and Refunding Bonds,
                 Series 2001C, 6.850%, 7/15/21

        1,325   Virginia College Building Authority, Educational Facilities Revenue   9/10 at 100.00          AA+         1,363,067
                 Bonds, Public Higher Education Financing Program,
                 Series 2000A, 5.000%, 9/01/17

          500   Virginia College Building Authority, Educational Facilities Revenue   7/08 at 101.00           AA           508,850
                 and Refunding Bonds (Marymount University Project),
                 Series 1998, 5.100%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.1%

                Industrial Development Authority of Albemarle County, Virginia,
                Hospital Refunding Revenue Bonds, Martha Jefferson Hospital,
                Series 1993:
        1,000    5.500%, 10/01/15                                                    10/03 at 102.00           A2         1,018,170
        1,000    5.500%, 10/01/20                                                    10/03 at 102.00           A2         1,006,570

        1,000   Industrial Development Authority of Fauquier County, Virginia,       10/12 at 102.00           AA         1,003,870
                 Hospital Revenue Bonds, Fauquier Hospital,
                 Series 2002, 5.250%, 10/01/25

        2,000   Industrial Development Authority of the City of Fredericksburg,       6/07 at 102.00          AAA         2,079,000
                 Virginia, Hospital Facilities Revenue Refunding Bonds, MediCorp
                 Health System Obligated Group, Series 1996, 5.250%, 6/15/16

          500   Fredericksburg Industrial Development Authority, Virginia, Revenue    6/12 at 100.00           A3           477,725
                 Bonds, Medicorp Health System, Series 2002B, 5.125%, 6/15/33

          425   Loudoun County Industrial Development Authority, Virginia, Loudoun    6/12 at 101.00         BBB-           425,489
                 Hospital Center Revenue Bonds, Series 2002A, 6.000%, 6/01/22

        1,000   Industrial Development Authority of the City of Lynchburg, Virginia,  1/08 at 101.00           A+           987,070
                 Healthcare Facilities Revenue and Refunding Bonds, Centra Health,
                 Series 1998, 5.200%, 1/01/23

          675   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00           A2           655,513
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

        1,000   Industrial Development Authority of the City of Norfolk, Virginia,    8/07 at 102.00          AAA         1,009,770
                 Healthcare Revenue Bonds, Bon Secours Health System,
                 Series 1997, 5.250%, 8/15/26

          800   Industrial Development Authority of the City of Norton, Virginia,    12/11 at 101.00            A           837,952
                 Hospital Revenue Bonds, Norton Community Hospital Refunding
                 and Improvement, Series 2001, 6.000%, 12/01/22

                                       35


                      Nuveen Virginia Dividend Advantage Municipal Fund (NGB) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 4.5%

$       1,000   Industrial Development Authority of Arlington County, Virginia,      11/11 at 102.00          AAA    $      999,400
                 Multifamily Housing Mortgage Revenue Bonds, Arlington View
                 Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Alternative
                 Minimum Tax) (Mandatory put 11/01/19)

        1,000   Virginia Housing Development Authority, Rental Housing Bonds, 2000   10/10 at 100.00          AA+         1,033,500
                 Series G, 5.625%, 10/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.2%

        1,000   Virginia Housing Development Authority, Commonwealth Mortgage         7/11 at 100.00          AAA         1,018,630
                 Bonds, 2001 Series H (Subseries H-1), 5.350%, 7/01/31
        2,075   Virginia Housing Development Authority, Commonwealth Mortgage         7/10 at 100.00          AA+         2,207,925
                 Bonds, 2000 Series B (Subseries B-2), 5.875%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.5%

        2,000   Industrial Development Authority of Albemarle County, Virginia,       1/12 at 100.00          N/R         2,007,720
                 Residential Care Facility Revenue Bonds, Westminster Canterbury
                 of the Blue Ridge (First Mortgage), Series 2001, 6.200%, 1/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.1%

        2,000   County of Chesterfield, Virginia, General Obligation Public           1/11 at 100.00          AAA         2,032,600
                 Improvement Bonds, Series of 2001, 5.000%, 1/15/21

        3,310   Town of Leesburg, Virginia, General Obligation Public Improvement     1/11 at 101.00          AAA         3,395,199
                 Bonds, Series 2000, 5.125%, 1/15/21

        1,540   Loudoun County, Virginia, General Obligation Public Improvement       1/11 at 101.00          AA+         1,607,206
                 Bonds, Series 2001B, 5.250%, 1/01/20

        1,000   City of Newport News, Virginia, General Obligation General            5/10 at 102.00           AA         1,108,040
                 Improvement Bonds, Series A of 2000, 5.625%, 5/01/16

          320   Northern Mariana Islands Commonwealth, General Obligation Bonds,      6/10 at 100.00            A           332,419
                 Series 2000A, 6.000%, 6/01/20

        1,300   City of Richmond, Virginia, General Obligation Public Improvement     1/10 at 101.00          AAA         1,316,471
                 and Refunding Bonds, Series 1999A, 5.125%, 1/15/24

        2,425   City of Virginia Beach, Virginia, General Obligation Public           6/11 at 101.00          AA+         2,463,655
                 Improvement Bonds, Series 2001, 5.000%, 6/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.0%

          960   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin       10/10 at 101.00         BBB-         1,068,010
                 Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.375%, 10/01/19

          500   Virginia College Building Authority, Educational Facilities Revenue   2/12 at 100.00          AA+           503,440
                 Bonds, 21st Century College and Equipment Program,
                 Series 2002A, 5.000%, 2/01/22

          430   Virginia Commonwealth Transportation Board, Transportation Revenue    5/07 at 101.00          AA+           440,698
                 Bonds, Northern Virginia Transportation District Program,
                 Series 1997B Refunding, 5.125%, 5/15/19

        2,000   Virginia Public School Authority, School Financing Bonds, 1997        8/11 at 101.00          AA+         2,043,880
                 Resolution, Series 2001A, 5.000%, 8/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 25.9%

        1,750   Capital Region Airport Commission, Richmond, Virginia, International  7/05 at 102.00          AAA         1,820,805
                 Airport Projects, Airport Revenue Bonds, Series 1995A,
                 5.625%, 7/01/20

        1,000   Chesapeake Bay and Bridge Tunnel Commission, Virginia, District         No Opt. Call          AAA         1,076,380
                 Revenue Bonds, General Resolution Refunding, Series 1998,
                 5.500%, 7/01/25

        3,000   Metropolitan Washington D.C. Airports Authority, Airport System      10/11 at 101.00          AAA         3,084,930
                 Revenue Bonds, Series 2001A,  5.500%, 10/01/27
                 (Alternative Minimum Tax)

          250   Metropolitan Washington D.C. Airports Authority, Airport System      10/11 at 101.00          AAA           248,925
                 Revenue Bonds, Series 2001B, 5.000%, 10/01/21

        1,250   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,     4/11 at 101.00          N/R           919,863
                 Special Facilities Revenue Bonds, Northwest Airlines, Inc. Project,
                 Series 2001A, 7.000%, 4/01/25 (Alternative Minimum Tax)

        1,500   Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series    7/11 at 100.00          AAA         1,509,555
                 2001A, 5.125%, 7/01/31

          500   Richmond Metropolitan Authority, Virginia, Expressway Revenue           No Opt. Call          AAA           526,085
                 Bonds, Series 2002 Refunding, 5.250%, 7/15/22

                                       36

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$       1,225   Virginia Resources Authority, Airport Revolving Fund Revenue Bonds,   2/11 at 100.00          Aa2    $    1,255,576
                 Series 2001A, 5.250%, 8/01/23

        1,250   Virginia Resources Authority, Airports Revolving Fund Revenue Bonds,  2/11 at 100.00          Aa2         1,225,388
                 Series 2001B, 5.125%, 8/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.4%

          730   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   7/10 at 100.00          AAA           803,898
                 Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

        1,000   Industrial Development Authority of Henry County, Virginia, Hospital  1/07 at 101.00        A2***         1,136,920
                 Revenue Bonds (Memorial Hospital of Martinsville and Henry
                 County), Series 1997, 6.000%, 1/01/27 (Pre-refunded to 1/01/07)

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, 2000 Series A:
        1,500    5.500%, 10/01/32                                                    10/10 at 101.00          AAA         1,603,215
        1,500    5.500%, 10/01/40                                                    10/10 at 101.00          AAA         1,599,840


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.9%

        1,000   City of Bristol, Virginia, Utility System Revenue and Refunding       7/11 at 102.00          AAA         1,007,740
                 Bonds, Series 2001, 5.000%, 7/15/21

        1,725   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,  7/05 at 100.00           A-         1,769,574
                 Series Z, 5.250%, 7/01/21

                City of Richmond, Virginia, Public Utility Revenue Bonds,
                Series 2002 Refunding:
          500    5.000%, 1/15/27                                                      1/12 at 100.00          AAA           498,930
        1,200    5.000%, 1/15/33                                                      1/12 at 100.00          AAA         1,187,940


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.1%

        2,000   Fairfax County Water Authority, Virginia, Water Refunding Revenue       No Opt. Call          AAA         2,047,060
                 Bonds, Series 1997, 5.000%, 4/01/21

        2,000   Henrico County, Virginia, Water and Sewer System Revenue and          5/09 at 102.00          AA+         2,012,900
                 Refunding Revenue Bonds, Series 1999, 5.000%, 5/01/22

          520   Prince William County Service Authority, Virginia, Water and Sewer    7/09 at 101.00          AAA           548,506
                 System Revenue Bonds, Series 1999, 5.500%, 7/01/19

        1,680   Virginia Resources Authority, Clean Water State Revolving Fund       10/10 at 100.00          AAA         1,755,245
                 Revenue Bonds, Series 2000, 5.400%, 10/01/20
------------------------------------------------------------------------------------------------------------------------------------
$      66,920   Total Long-Term Investments (cost $67,313,803) - 151.7%                                                  68,375,500
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                        699,492
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.2)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   45,074,992
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       37

                      Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)
                      Portfolio of
                              INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 1.5%

$       1,290   Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed   5/12 at 100.00           A1    $    1,248,681
                 Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.2%

        1,000   Fairfax County Economic Development Authority, Virginia, Revenue      9/09 at 101.00          Aaa         1,031,240
                 Bonds (National Wildlife Federation Project), Series 1999,
                 5.375%, 9/01/29

        3,000   Puerto Rico Industrial, Tourist, Educational, Medical, and           12/12 at 101.00          BBB         2,978,820
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Series 2002, Ana G. Mendez University
                 System Project Refunding, 5.375%, 12/01/21

        2,000   Virginia College Building Authority, Educational Facilities Revenue   9/11 at 100.00          AA+         2,001,960
                 Bonds, Public Higher Education Financing Program,
                 Series 2001A, 5.000%, 9/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.5%

        1,500   Albemarle County Industrial Development Authority, Virginia,         10/12 at 100.00           A2         1,473,615
                 Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002,
                 5.250%, 10/01/35

        3,000   Industrial Development Authority of Fauquier County, Virginia,       10/12 at 102.00           AA         3,011,610
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25

          800   Fredericksburg Industrial Development Authority, Virginia, Revenue    6/12 at 100.00           A3           764,360
                 Bonds, Medicorp Health System, Series 2002B, 5.125%, 6/15/33

                Loudoun County Industrial Development Authority, Virginia, Loudoun
                Hospital Center Revenue Bonds, Series 2002A:
          250    6.000%, 6/01/22                                                      6/12 at 101.00         BBB-           250,288
          600    6.100%, 6/01/32                                                      6/12 at 101.00         BBB-           599,586

        1,355   Manassas Industrial Development Authority, Virginia, Hospital Revenue 4/13 at 100.00           A2         1,315,881
                 Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33

        1,200   Industrial Development Authority of the City of Norton, Virginia,    12/11 at 101.00            A         1,256,928
                 Hospital Revenue Bonds, Norton Community Hospital, Refunding
                 and Improvement Series 2001, 6.000%, 12/01/22

        1,000   Industrial Development Authority of the County of Prince William,    10/08 at 102.00          Aaa         1,013,850
                 Virginia, Hospital Facility Refunding Revenue Bonds (Potomac
                 Hospital Corporation of Prince William), Series 1998,
                 5.000%, 10/01/18

        3,915   Industrial Development Authority of the County of Roanoke, Virginia,  7/12 at 100.00          AAA         4,112,708
                 Hospital Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.7%

          500   Virginia Housing Development Authority, Commonwealth Mortgage         1/08 at 102.00          AA+           515,600
                 Bonds, 1996 Series H (Subseries H-2), 5.200%, 7/01/17

        7,485   Virginia Housing Development Authority, Commonwealth Mortgage         7/11 at 100.00          AAA         7,624,446
                 Bonds, 2001 Series H (Subseries H-1), 5.350%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 28.3%

        1,750   City of Chesapeake, Virginia, General Obligation Public Improvement  12/11 at 100.00           AA         1,896,598
                 Bonds, Series 2001 Refunding, 5.500%, 12/01/16

        1,730   Loudoun County, Virginia, General Obligation Public Improvement      11/11 at 101.00          AA+         1,734,758
                 Bonds, Series 2001C, 4.500%, 11/01/17

          540   Loudoun County, Virginia, General Obligation Public Improvement       5/12 at 100.00          AA+           559,262
                 Bonds, Series 2002A, 5.250%, 5/01/22

        1,840   Newport News, Virginia, General Obligation Bonds, General             7/13 at 100.00           AA         1,881,694
                 Improvement and Water Projects, Series 2002A, 5.000%, 7/01/20

          525   City of Portsmouth, Virginia, General Obligation Public Utility       6/08 at 100.00          AAA           527,882
                 Bonds, Series 2001B Refunding, 5.000%, 6/01/21

                                       38

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

                Powhatan County, Virginia, General Obligation Bonds, Series 2001:
$         660    5.000%, 1/15/23                                                      1/11 at 101.00          AAA    $      662,119
        2,000    5.000%, 1/15/27                                                      1/11 at 101.00          AAA         2,002,060

                City of Roanoke, Virginia, General Obligation Public Improvement
                Bonds, Series 2002A:
        2,400    5.000%, 10/01/18                                                    10/12 at 101.00           AA         2,486,256
        2,435    5.000%, 10/01/19                                                    10/12 at 101.00           AA         2,501,549

        1,280   City of Roanoke, Virginia, General Obligation Public Improvement     10/12 at 101.00          AAA         1,314,982
                 Bonds, Series 2002B, 5.000%, 10/01/15 (Alternative Minimum Tax)

                City of Salem, Virginia, General Obligation Public Improvement
                Bonds, Series 2002:
        1,145    5.375%, 1/01/21                                                      1/12 at 100.00          Aa3         1,199,422
        1,200    5.375%, 1/01/22                                                      1/12 at 100.00          Aa3         1,250,736
        1,260    5.375%, 1/01/23                                                      1/12 at 100.00          Aa3         1,309,505
        1,325    5.375%, 1/01/24                                                      1/12 at 100.00          Aa3         1,376,079

        1,500   City of Virginia Beach, Virginia, General Obligation Public           6/11 at 101.00          AA+         1,540,095
                 Improvement Bonds, Series 2001, 5.000%, 6/01/19

        1,420   City of Virginia Beach, Virginia, General Obligation Public           3/12 at 100.00          AA+         1,440,391
                 Improvement Bonds, Series 2002 Refunding, 5.000%, 3/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.8%

        1,000   City of Bristol, Virginia, General Obligation Utility System Revenue 11/12 at 102.00          AAA         1,003,080
                 Bonds, Series of 2002, 5.000%, 11/01/24

        1,000   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue   1/08 at 101.00          AAA         1,005,290
                 Bonds, Series 1997A, 5.000%, 7/01/28

        1,150   Puerto Rico Public Buildings Authority, Guaranteed Government         7/07 at 101.50          AAA         1,156,360
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/27

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002D Refunding:
        1,500    5.250%, 7/01/27                                                      7/12 at 100.00           A-         1,523,655
          500    5.250%, 7/01/36                                                      7/12 at 100.00           A-           506,555

        1,800   Puerto Rico Public Finance Corporation, Commonwealth Appropriation    2/12 at 100.00         BBB+         1,866,096
                 Bonds, 2002 Series E, 5.500%, 8/01/29

        1,790   Virginia College Building Authority, Educational Facilities Revenue   2/12 at 100.00          AA+         1,802,315
                 Bonds, 21st Century College and Equipments Program,
                 Series 2002A, 5.000%, 2/01/22

        2,710   Virginia Commonwealth Transportation Board, Transportation Revenue    5/11 at 100.00          AA+         2,712,710
                 Bonds, Northern Virginia Transportation District Program,
                 Series 2001A, 5.000%, 5/15/26

                Virginia Commonwealth Transportation Board, Transportation Revenue
                Bonds, U.S. Route 58 Corridor Development Program, Series 2001B:
        1,705    5.000%, 5/15/22                                                      5/11 at 100.00          AA+         1,716,065
        1,665    5.000%, 5/15/23                                                      5/11 at 100.00          AA+         1,670,095

        1,710   Virginia Public Building Authority, Public Facilities Revenue Bonds,  8/08 at 100.00          AAA         1,731,358
                 Series 1999A, 5.000%, 8/01/19

        2,540   Virginia Public School Authority, School Financing Bonds, 1997        8/11 at 101.00          AA+         2,595,728
                 Resolution, Series 2001B,  5.000%, 8/01/19

                Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled
                Loan Bond Program, Series 2001D:
        1,265    5.000%, 5/01/26                                                      5/10 at 101.00           AA         1,257,182
        4,330    5.000%, 5/01/31                                                      5/10 at 101.00           AA         4,274,793


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.3%
        2,500   Chesapeake Bay Bridge and Tunnel Commission, Virginia, District         No Opt. Call          AAA         2,733,500
                 Revenue Bonds, General Resolution Junior Lien, Series 2001B
                 Refunding, 5.000%, 7/01/09

        1,000   Metropolitan Washington D.C. Airports Authority, Airport System      10/12 at 100.00          AAA           994,480
                 Revenue Bonds, 2002 Series A, 5.125%, 10/01/26
                 (Alternative Minimum Tax)

                Richmond Metropolitan Authority, Virginia, Expressway Revenue and
                Refunding Bonds, Series 1998:
        1,000    5.250%, 7/15/12                                                        No Opt. Call          AAA         1,103,650
        1,980    5.250%, 7/15/22                                                        No Opt. Call          AAA         2,083,297

                                       39


                      Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (continued)
                            Portfolio of INVESTMENTS November 30, 2002 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*     RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 8.0%

$       6,250   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00          AAA    $    6,666,000
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.4%

        3,125   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00          AAA         3,210,719
                 Series HH, 5.250%, 7/01/29

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, 2002       7/12 at 101.00          AAA         1,018,950
                 Series II, 5.125%, 7/01/26

                City of Richmond, Virginia, Public Utility Revenue Bonds,
                Series 2002 Refunding:
        1,000    5.000%, 1/15/27                                                      1/12 at 100.00          AAA           997,860
        2,400    5.000%, 1/15/33                                                      1/12 at 100.00          AAA         2,375,880

        1,110   Industrial Development Authority of Russell County, Virginia,        11/08 at 101.00          AAA         1,118,258
                 Pollution Control Revenue Bonds, Appalachian Power Company Project,
                 Series 1998H, 5.000%, 11/01/21


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 28.5%

        3,800   Fairfax County Water Authority, Virginia, Water Refunding Revenue       No Opt. Call          AAA         3,889,414
                 Bonds, Series 1997, 5.000%, 4/01/21

        1,500   Fairfax County Water Authority, Virginia, Water Revenue Bonds,        4/12 at 100.00          AAA         1,508,025
                 Series 2002 Refunding, 5.000%, 4/01/27

                Henry County Public Service Authority, Virginia, Water and Sewer
                Revenue Bonds, Series 2001 Refunding:
        1,000    5.500%, 11/15/17                                                       No Opt. Call          AAA         1,114,370
        3,000    5.500%, 11/15/19                                                       No Opt. Call          AAA         3,302,430

                City of Norfolk, Virginia, Water Revenue and Refunding Bonds,
                Series 2001:
        1,130    5.000%, 11/01/18                                                    11/11 at 100.00          AAA         1,158,160
        1,190    5.000%, 11/01/19                                                    11/11 at 100.00          AAA         1,211,825
        1,450    5.000%, 11/01/23                                                    11/11 at 100.00          AAA         1,451,494
        1,525    5.000%, 11/01/24                                                    11/11 at 100.00          AAA         1,525,488
        1,750    5.000%, 11/01/31                                                    11/11 at 100.00          AAA         1,735,388

        2,610   County of Spotsylvania, Virginia, Water and Sewer System Revenue      6/11 at 100.00          AAA         2,592,617
                 Bonds, Series 2001, 5.000%, 6/01/30

        2,000   Upper Occoquan Sewage Authority, Virginia, Regional Sewerage            No Opt. Call          AAA         2,103,140
                 System Revenue Bonds, Series of 1995A, 5.150%, 7/01/20

        2,250   Virginia Resources Authority, Water and Sewer System Revenue          5/11 at 101.00           AA         2,241,311
                 Bonds, Caroline County Public Improvements Project,
                 Series 2001, 5.000%, 5/01/32
------------------------------------------------------------------------------------------------------------------------------------
$     121,140   Total Long-Term Investments (cost $121,434,287) - 148.2%                                                123,840,499
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      1,702,083
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.3)%                                                        (42,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   83,542,582
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.

                                       40

                      Statement of
                           ASSETS AND LIABILITIES November 30, 2002 (Unaudited)
                                                                        MARYLAND         MARYLAND          MARYLAND        MARYLAND
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NMY)            (NFM)             (NZR)           (NWI)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                $228,016,283      $91,405,417       $91,014,742    $ 97,743,084
Temporary investments in short-term securities,
   at amortized cost, which approximates market value                         --               --                --      21,500,000
Cash                                                                          --               --                --              --
Receivables:
   Interest                                                            4,571,955        1,699,611         1,534,591       1,317,529
   Investments sold                                                       80,000               --           525,795              --
Other assets                                                              23,146            5,848             1,924             160
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   232,691,384       93,110,876        93,077,052     120,560,773
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                           129,870          497,077           485,929       5,795,291
Payable for investments purchased                                      2,196,544               --                --       2,542,007
Accrued expenses:
   Management fees                                                       122,442           26,730            26,797          24,379
   Organization and offering costs                                            --            7,713             3,709         171,700
   Other                                                                  63,416           76,298            79,724         141,118
Preferred share dividends payable                                          7,528            4,380             5,255           5,554
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                2,519,800          612,198           601,414       8,680,049
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                79,100,000       32,000,000        32,000,000      39,000,000
===================================================================================================================================
Net assets applicable to Common shares                              $151,071,584      $60,498,678       $60,475,638    $ 72,880,724
===================================================================================================================================
Common shares outstanding                                             10,542,277        4,157,038         4,166,977       5,347,000
===================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                                     $      14.33      $     14.55       $     14.51    $      13.63
===================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $    105,423      $    41,570       $    41,670    $     53,470
Paid-in surplus                                                      146,253,347       58,917,098        59,036,446      75,476,105
Undistributed net investment income                                    1,750,747          313,584           390,572          84,088
Accumulated net realized gain (loss) from investments                 (2,917,023)         (14,580)          (84,576)       (321,889)
Net unrealized appreciation (depreciation) of investments              5,879,090        1,241,006         1,091,526      (2,411,050)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $151,071,584      $60,498,678       $60,475,638    $ 72,880,724
===================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                                           Unlimited        Unlimited         Unlimited       Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                          ASSETS AND LIABILITIES (Unaudited) (continued)
                                                                                         VIRGINIA          VIRGINIA        VIRGINIA
                                                                                          PREMIUM          DIVIDEND        DIVIDEND
                                                                                           INCOME         ADVANTAGE     ADVANTAGE 2
                                                                                            (NPV)             (NGB)           (NNB)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                 $190,941,278       $68,375,500    $123,840,499
Temporary investments in short-term securities,
   at amortized cost, which approximates market value                                          --                --              --
Cash                                                                                           --                --          74,716
Receivables:
   Interest                                                                             3,363,129         1,090,091       1,707,232
   Investments sold                                                                     5,589,260           947,643              --
Other assets                                                                               14,173             4,824           4,155
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    199,907,840        70,418,058     125,626,602
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                          5,165,280         1,247,598              --
Payable for investments purchased                                                              --                --              --
Accrued expenses:
   Management fees                                                                        103,752            19,983          36,357
   Organization and offering costs                                                             --             7,713           4,862
   Other                                                                                   59,486            65,799          37,209
Preferred share dividends payable                                                           3,012             1,973           5,592
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 5,331,530         1,343,066          84,020
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 63,800,000        24,000,000      42,000,000
===================================================================================================================================
Net assets applicable to Common shares                                               $130,776,310       $45,074,992    $ 83,542,582
===================================================================================================================================
Common shares outstanding                                                               8,779,958         3,116,537       5,682,666
===================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                           $      14.89       $     14.46    $      14.70
===================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $     87,800       $    31,165    $     56,827
Paid-in surplus                                                                       123,849,557        44,134,758      80,607,130
Undistributed net investment income                                                     1,372,083           214,343         260,226
Accumulated net realized gain (loss) from investments                                  (2,487,800)         (366,971)        212,187
Net unrealized appreciation (depreciation) of investments                               7,954,670         1,061,697       2,406,212
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $130,776,310       $45,074,992    $ 83,542,582
===================================================================================================================================
Authorized shares:
   Common                                                                               Unlimited         Unlimited       Unlimited
   Preferred                                                                            Unlimited         Unlimited       Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                          OPERATIONS Six Months Ended November 30, 2002 (Unaudited)
                                                                        MARYLAND         MARYLAND          MARYLAND        MARYLAND
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NMY)            (NFM)             (NZR)          (NWI)*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $6,362,259       $2,406,519        $2,268,963     $   523,724
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          745,485          302,413           302,743          94,679
Preferred shares - auction fees                                           99,146           43,465            40,110           4,274
Preferred shares - dividend disbursing agent fees                         10,027            5,014             5,014             438
Shareholders' servicing agent fees and expenses                           20,688            2,291               920             720
Custodian's fees and expenses                                             34,030           22,165            20,519           7,598
Trustees' fees and expenses                                                1,404              602             4,326             200
Professional fees                                                          6,264            5,382             6,394           3,163
Shareholders' reports - printing and mailing expenses                     23,775            9,260             7,860           6,279
Stock exchange listing fees                                                8,489              304               306              --
Investor relations expense                                                14,701            6,300             2,285              --
Other expenses                                                             6,051            4,379             3,167             254
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                 970,060          401,575           393,644         117,605
   Custodian fee credit                                                   (4,082)          (2,154)           (1,240)         (3,161)
   Expense reimbursement                                                      --         (139,576)         (139,727)        (46,611)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             965,978          259,845           252,677          67,833
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  5,396,281        2,146,674         2,016,286         455,891
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                              1,987,641          101,680           119,791        (321,889)
Change in net unrealized appreciation (depreciation)
   of investments                                                        655,098        1,220,584         1,771,983      (2,411,050)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                       2,642,739        1,322,264         1,891,774      (2,732,939)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                              (397,343)        (167,858)         (189,499)        (21,575)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                      $7,641,677       $3,301,080        $3,718,561     $(2,298,623)
===================================================================================================================================

*    For the period September 25, 2002 (commencement of operations) through
     November 30, 2002.


                                 See accompanying notes to financial statements.

                      Statement of
                          OPERATIONS (Unaudited) (continued)
                                                                                         VIRGINIA          VIRGINIA        VIRGINIA
                                                                                          PREMIUM          DIVIDEND        DIVIDEND
                                                                                           INCOME         ADVANTAGE     ADVANTAGE 2
                                                                                            (NPV)             (NGB)           (NNB)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                      $5,297,084        $1,776,870      $3,076,681
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                           633,079           226,780         411,859
Preferred shares - auction fees                                                            79,968            32,598          52,644
Preferred shares - dividend disbursing agent fees                                          10,027             5,014           5,014
Shareholders' servicing agent fees and expenses                                            19,638             1,638           1,393
Custodian's fees and expenses                                                              29,986            17,514          20,642
Trustees' fees and expenses                                                                 1,052               501             501
Professional fees                                                                          31,980             4,685           5,689
Shareholders' reports - printing and mailing expenses                                      18,421             6,961           9,371
Stock exchange listing fees                                                                 6,065               229             417
Investor relations expense                                                                 12,201             4,529           3,567
Other expenses                                                                              7,996             4,151           3,375
-----------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and
   expense reimbursement                                                                  850,413           304,600         514,472
   Custodian fee credit                                                                    (7,274)           (5,145)         (7,018)
   Expense reimbursement                                                                       --          (104,668)       (190,136)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                              843,139           194,787         317,318
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   4,453,945         1,582,083       2,759,363
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain (loss) from investments                                              1,025,374           (56,182)        315,564
 Change in net unrealized appreciation (depreciation)
   of investments                                                                         539,614           665,589       1,780,595
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                        1,564,988           609,407       2,096,159
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                               (348,434)         (133,893)       (293,640)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                                       $5,670,499        $2,057,597      $4,561,882
===================================================================================================================================

                                 See accompanying notes to financial statements.


                      Statement of
                           CHANGES IN NET ASSETS (Unaudited)
                                                                           MARYLAND DIVIDEND                 MARYLAND DIVIDEND
                                  MARYLAND PREMIUM INCOME (NMY)             ADVANTAGE (NFM)                  ADVANTAGE 2 (NZR)
                              ---------------------------------  --------------------------------- --------------------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 9/25/01
                                                                                                                      (COMMENCEMENT
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED       YEAR ENDED SIX MONTHS ENDED   OF OPERATIONS)
                                      11/30/02          5/31/02          11/30/02          5/31/02         11/30/02 THROUGH 5/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 5,396,281     $ 10,807,188       $ 2,146,674      $ 4,321,839      $ 2,016,286     $ 2,351,555
Net realized gain (loss) from
   investments                       1,987,641        1,246,503           101,680          (51,148)         119,791        (204,367)
Change in net unrealized
   appreciation (depreciation)
   of investments                      655,098          145,991         1,220,584          941,869        1,771,983        (678,321)
Distributions to Preferred
   Shareholders from
   net investment income              (397,343)      (1,325,949)         (167,858)        (577,614)        (189,499)       (257,677)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                   7,641,677       10,873,733         3,301,080        4,634,946        3,718,561       1,211,190
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (4,614,643)      (8,760,619)       (1,745,717)      (3,489,426)      (1,637,352)     (1,894,877)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from
     sale of shares                         --               --                --               --               --      59,424,315
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions     249,284          481,491            18,438           39,474           24,683          18,843
Preferred shares offering cost             --               --                --               --               --        (490,000)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                  249,284          481,491            18,438           39,474           24,683      58,953,158
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares                  3,276,318        2,594,605         1,573,801        1,184,994        2,105,892      58,269,471
Net assets applicable to Common
   shares at the beginning
   of period                       147,795,266      145,200,661        58,924,877       57,739,883       58,369,746         100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period    $151,071,584     $147,795,266       $60,498,678      $58,924,877      $60,475,638     $58,369,746
===================================================================================================================================
Undistributed net investment
   income at the end of period    $  1,750,747     $  1,467,113       $   313,584      $    78,110      $   390,572     $   199,001
===================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                          CHANGES IN NET ASSETS (Unaudited) (continued)
                                               MARYLAND DIVIDEND            VIRGINIA PREMIUM                VIRGINIA DIVIDEND
                                               ADVANTAGE 3 (NWI)              INCOME (NPV)                   ADVANTAGE (NGB)
                                               -----------------    ------------------------------    -----------------------------
                                                        FOR THE
                                                 PERIOD 9/25/02
                                                  (COMMENCEMENT        SIX MONTHS                        SIX MONTHS
                                                  OF OPERATIONS)            ENDED       YEAR ENDED            ENDED      YEAR ENDED
                                               THROUGH 11/30/02          11/30/02          5/31/02         11/30/02         5/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $   455,891       $ 4,453,945      $ 9,051,106      $ 1,582,083     $ 3,172,126
Net realized gain (loss) from
   investments                                         (321,889)        1,025,374          727,999          (56,182)       (124,637)
Change in net unrealized appreciation
   (depreciation) of investments                     (2,411,050)          539,614         (499,466)         665,589       1,095,723
Distributions to Preferred Shareholders
   from net investment income                           (21,575)         (348,434)        (952,624)        (133,893)       (394,239)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                   (2,298,623)        5,670,499        8,327,015        2,057,597       3,748,973
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                             (350,228)       (3,894,545)      (7,522,358)      (1,317,953)     (2,633,474)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from
     sale of shares                                  76,335,300                --               --               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                           --           345,776          704,912           27,191          37,832
Preferred shares offering cost                        (906,000)               --               --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                75,429,300           345,776          704,912           27,191          37,832
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares                                  72,780,449         2,121,730        1,509,569          766,835       1,153,331
Net assets applicable to Common
   shares at the beginning of period                    100,275       128,654,580      127,145,011       44,308,157      43,154,826
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                      $72,880,724      $130,776,310     $128,654,580      $45,074,992     $44,308,157
===================================================================================================================================
Undistributed net investment
   income at the end of period                      $    84,088      $  1,372,083     $  1,119,659      $   214,343     $    83,355
===================================================================================================================================

                                 See accompanying notes to financial statements.


                                                                          VIRGINIA  DIVIDEND
                                                                           ADVANTAGE 2 (NNB)
                                                                 ----------------------------------
                                                                                            FOR THE
                                                                                    PERIOD 11/15/01
                                                                                      (COMMENCEMENT
                                                                 SIX MONTHS ENDED     OF OPERATIONS)
                                                                         11/30/02   THROUGH 5/31/02
---------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                 $ 2,759,363       $ 2,341,899
Net realized gain (loss) from
   investments                                                            315,564          (103,377)
Change in net unrealized appreciation
   (depreciation) of investments                                        1,780,595           625,853
Distributions to Preferred Shareholders
   from net investment income                                            (293,640)         (234,802)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                      4,561,882         2,629,573
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                             (2,352,527)       (1,960,304)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from
     sale of shares                                                           --         81,124,125
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                          8,282             1,614
Preferred shares offering cost                                                 --          (570,338)
---------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                       8,282        80,555,401
---------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares                                                     2,217,637        81,224,670
Net assets applicable to Common
   shares at the beginning of period                                   81,324,945           100,275
---------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                        $83,542,582       $81,324,945
===================================================================================================

Undistributed net investment
   income at the end of period                                        $   260,226       $   146,793
===================================================================================================

                                 See accompanying notes to financial statements.

                                       47

Notes to
           FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund
(NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB). Maryland Premium Income
(NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2
(NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the American Stock Exchange.

Prior to the commencement of operations of Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI) and Virginia Dividend Advantage 2 (NNB), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organizational expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2002, Maryland Premium Income (NMY) and Maryland Dividend Advantage 3 (NWI), had outstanding when-issued purchase commitments of $2,196,544 and $2,016,211, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                           MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NMY)       (NFM)        (NZR)        (NWI)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                      --       1,280           --           --
   Series T                                                      --          --           --        1,560
   Series W                                                   1,404          --           --           --
   Series TH                                                  1,760          --           --           --
   Series F                                                      --          --        1,280           --
---------------------------------------------------------------------------------------------------------
Total                                                         3,164       1,280        1,280        1,560
=========================================================================================================

                                                                       VIRGINIA     VIRGINIA     VIRGINIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                          (NPV)        (NGB)        (NNB)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                  --           --        1,680
   Series T                                                                 832           --           --
   Series W                                                                  --          960           --
   Series TH                                                              1,720           --           --
   Series F                                                                  --           --           --
---------------------------------------------------------------------------------------------------------
Total                                                                     2,552          960        1,680
=========================================================================================================

Effective November 15, 2002, Maryland Dividend Advantage 3 (NWI) issued 1,560 Series T $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended November 30, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI) and Virginia Dividend Advantage 2 (NNB). Maryland Dividend Advantage 2's (NZR), Maryland Dividend Advantage 3's (NWI) and Virginia Dividend Advantage 2's (NNB) share of offering costs ($124,710, $160,200 and $170,250, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Costs incurred by Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI) and Virginia Dividend Advantage 2 (NNB) in connection with their offering of Preferred shares ($490,000, $906,000 and $570,338, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                     MARYLAND               MARYLAND DIVIDEND          MARYLAND DIVIDEND
                               PREMIUM INCOME (NMY)          ADVANTAGE (NFM)            ADVANTAGE 2 (NZR)
                             -----------------------    -----------------------   ---------------------------
                                                                                                      FOR THE
                                                                                               PERIOD 9/25/01
                             SIX MONTHS                 SIX MONTHS                SIX MONTHS    (COMMENCEMENT
                                  ENDED   YEAR ENDED         ENDED   YEAR ENDED        ENDED    OF OPERATIONS)
                               11/30/02      5/31/02     11/30/02       5/31/02     11/30/02  THROUGH 5/31/02
-------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --           --            --           --           --        4,157,000
   Shares issued to shareholders
     due to reinvestment of
     distributions               15,665       31,382         1,396        2,584        1,657            1,320
-------------------------------------------------------------------------------------------------------------
                                 15,665       31,382         1,396        2,584        1,657        4,158,320
=============================================================================================================
Preferred shares sold                --           --            --           --           --            1,280
=============================================================================================================

                                     MARYLAND DIVIDEND          VIRGINIA            VIRGINIA DIVIDEND
                                     ADVANTAGE 3 (NWI)    PREMIUM INCOME (NPV)       ADVANTAGE (NGB)
                                     -----------------  -----------------------  ------------------------
                                              FOR THE
                                       PERIOD 9/25/02
                                        (COMMENCEMENT   SIX MONTHS                SIX MONTHS
                                        OF OPERATIONS)       ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                     THROUGH 11/30/02     11/30/02      5/31/02     11/30/02      5/31/02
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                              5,340,000           --           --           --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions                                 --       20,553       44,124        1,998        2,529
---------------------------------------------------------------------------------------------------------
                                            5,340,000       20,553       44,124        1,998        2,529
=========================================================================================================
Preferred shares sold                           1,560           --           --           --           --
=========================================================================================================

                                                                                   VIRGINIA DIVIDEND
                                                                                    ADVANTAGE 2 (NNB)
                                                                              ---------------------------
                                                                                                  FOR THE
                                                                                          PERIOD 11/15/01
                                                                              SIX MONTHS    (COMMENCEMENT
                                                                                   ENDED    OF OPERATIONS)
                                                                                11/30/02  THROUGH 5/31/02
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                                   --             5,675,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                                                              553                   113
---------------------------------------------------------------------------------------------------------
                                                                                553             5,675,113
=========================================================================================================
Preferred shares sold                                                            --                 1,680
=========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended November 30, 2002, were as follows:

                                                           MARYLAND    MARYLAND     MARYLAND      MARYLAND
                                                            PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NMY)       (NFM)        (NZR)        (NWI)*
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                       $25,599,093  $7,812,499   $6,991,694  $106,068,049
   Short-term securities                                         --          --           --    34,800,000
Sales and maturities:
   Long-term municipal securities                        25,579,758   7,373,330    7,743,787     5,561,870
   Short-term securities                                         --          --           --    11,700,000
==========================================================================================================

                                                                       VIRGINIA     VIRGINIA     VIRGINIA
                                                                        PREMIUM     DIVIDEND     DIVIDEND
                                                                         INCOME    ADVANTAGE  ADVANTAGE 2
                                                                          (NPV)        (NGB)        (NNB)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $22,998,888   $3,750,229  $11,427,824
   Short-term securities                                                     --           --      500,000
Sales and maturities:
   Long-term municipal securities                                    23,553,868    2,474,725   11,757,340
   Short-term securities                                                     --      500,000      500,000
=========================================================================================================

*    For the period September 25, 2002 (commencement of operations) through
     November 30, 2002.


                      Notes to
                          FINANCIAL STATEMENTS (Unaudited) (continued)


4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At November 30, 2002, the cost of investments were as follows:

                                                           MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                                            PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NMY)        (NFM)        (NZR)         (NWI)
-----------------------------------------------------------------------------------------------------------
Cost of investments                                    $222,001,150  $90,156,663  $89,915,273  $121,653,422
===========================================================================================================

                                                                        VIRGINIA     VIRGINIA      VIRGINIA
                                                                         PREMIUM     DIVIDEND      DIVIDEND
                                                                          INCOME    ADVANTAGE   ADVANTAGE 2
                                                                           (NPV)        (NGB)         (NNB)
-----------------------------------------------------------------------------------------------------------
Cost of investments                                                 $182,810,746  $67,312,752  $121,428,534
===========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation on investments at November 30, 2002, were as follows:

                                                           MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                            PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NMY)        (NFM)        (NZR)        (NWI)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $ 9,620,920   $1,761,270   $1,336,006  $   198,647
   Depreciation                                          (3,605,787)    (512,516)    (236,537)  (2,608,985)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   on investments                                       $ 6,015,133   $1,248,754   $1,099,469  $(2,410,338)
==========================================================================================================

                                                                       VIRGINIA      VIRGINIA     VIRGINIA
                                                                        PREMIUM      DIVIDEND     DIVIDEND
                                                                         INCOME     ADVANTAGE  ADVANTAGE 2
                                                                          (NPV)         (NGB)        (NNB)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                      $ 9,609,429   $1,432,270   $2,493,526
   Depreciation                                                       (1,478,897)    (369,522)     (81,561)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments            $ 8,130,532   $1,062,748   $2,411,965
==========================================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2002, the Funds' last fiscal year end, were as follows:

                                              MARYLAND     MARYLAND     MARYLAND    VIRGINIA     VIRGINIA     VIRGINIA
                                               PREMIUM     DIVIDEND     DIVIDEND     PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2      INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NMY)        (NFM)        (NZR)       (NPV)        (NGB)        (NNB)
----------------------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income             $1,840,297     $370,622    $470,930   $1,612,447     $304,968     $542,955
Undistributed ordinary income *                  3,157           --          --        3,675           --           --
Undistributed net long-term capital gains           --           --          --           --           --           --
======================================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the period ended May 31, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                              MARYLAND     MARYLAND     MARYLAND     VIRGINIA     VIRGINIA     VIRGINIA
                                               PREMIUM     DIVIDEND     DIVIDEND      PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2       INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NMY)        (NFM)        (NZR)        (NPV)        (NGB)        (NNB)
-----------------------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income       $10,022,067   $4,070,762   $1,878,301   $8,429,395   $3,027,568   $1,795,677
Distributions from ordinary income *            33,073           --           --       32,064           --           --
Distributions from net long-term
   capital gains                                    --           --           --           --           --           --
=======================================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                  MARYLAND    MARYLAND     VIRGINIA     VIRGINIA
                                   PREMIUM    DIVIDEND      PREMIUM     DIVIDEND
                                    INCOME   ADVANTAGE       INCOME    ADVANTAGE
                                     (NMY)       (NFM)        (NPV)        (NGB)
--------------------------------------------------------------------------------
Expiration year:
   2003                         $1,019,930    $     --   $1,542,314    $      --
   2004                          2,660,424          --    1,579,895           --
   2005                            454,351          --      140,749           --
   2006                                 --          --           --           --
   2007                                 --          --           --           --
   2008                            332,069          --      250,767           --
   2009                            317,048      65,111           --      186,152
   2010                                 --      37,159           --      104,197
--------------------------------------------------------------------------------
Total                           $4,783,822    $102,270   $3,513,725     $290,349
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through May 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                                  MARYLAND    MARYLAND     VIRGINIA     VIRGINIA
                                  DIVIDEND    DIVIDEND     DIVIDEND     DIVIDEND
                                 ADVANTAGE ADVANTAGE 2    ADVANTAGE  ADVANTAGE 2
                                     (NFM)       (NZR)        (NGB)        (NNB)
--------------------------------------------------------------------------------
                                   $13,989    $204,367      $20,440     $103,377
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under Maryland Premium Income's (NMY) and Virginia Premium Income's (NPV) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

                      Notes to
                          FINANCIAL STATEMENTS (Unaudited) (continued)

Under Maryland Dividend Advantage's (NFM), Maryland Dividend Advantage 2's
(NZR), Maryland Dividend Advantage 3's (NWI), Virginia Dividend Advantage's
(NGB) and Virginia Dividend Advantage 2's (NNB) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:


YEAR ENDING                                   YEAR ENDING
JANUARY 31,                                   JANUARY 31,
--------------------------------------------------------------------------------
2001*                 .30%                         2007                     .25%
2002                  .30                          2008                     .20
2003                  .30                          2009                     .15
2004                  .30                          2010                     .10
2005                  .30                          2011                     .05
2006                  .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:


YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                 .30%                         2007                     .25%
2002                  .30                          2008                     .20
2003                  .30                          2009                     .15
2004                  .30                          2010                     .10
2005                  .30                          2011                     .05
2006                  .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:



YEAR ENDING                                   YEAR ENDING
NOVEMBER 30,                                  NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                 .30%                         2007                     .25%
2002                  .30                          2008                     .20
2003                  .30                          2009                     .15
2004                  .30                          2010                     .10
2005                  .30                          2011                     .05
2006                  .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                 .32%                         2007                     .32%
2003                  .32                          2008                     .24
2004                  .32                          2009                     .16
2005                  .32                          2010                     .08
2006                  .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 30, 2002, to shareholders of record on December 15, 2002, as follows:

                                  MARYLAND    MARYLAND     MARYLAND     MARYLAND
                                   PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                    INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                     (NMY)       (NFM)        (NZR)        (NWI)
--------------------------------------------------------------------------------
Dividend per share                  $.0745      $.0710       $.0680       $.0655
================================================================================


                                              VIRGINIA     VIRGINIA     VIRGINIA
                                               PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPV)        (NGB)        (NNB)
--------------------------------------------------------------------------------
Dividend per share                              $.0745       $.0715       $.0690
================================================================================

At the same time, Maryland Premium Income (NMY) and Virginia Dividend Advantage 2 (NNB) declared ordinary income distributions of $.0032 and $.0257 per share, respectively.

                      Financial
                              HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                                  Investment Operations                                 Less Distributions
                             ---------------------------------------------------------------   -----------------------------------

                                                      Distributions   Distributions
                                                           from Net            from                   Net
                  Beginning                     Net      Investment         Capital            Investment        Capital
                     Common               Realized/       Income to        Gains to             Income to       Gains to
                      Share         Net  Unrealized       Preferred       Preferred                Common         Common
                  Net Asset  Investment  Investment          Share-          Share-                Share-         Share-
                      Value      Income  Gain (Loss)        holders+        holders+   Total      holders        holders    Total
==================================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)              $14.04       $ .51      $  .26          $(.04)             $--    $ .73        $(.44)           $--    $(.44)
2002                  13.83        1.03         .14           (.13)              --     1.04         (.83)            --     (.83)
2001                  12.83        1.03        1.01           (.25)              --     1.79         (.79)            --     (.79)
2000                  14.41        1.02       (1.58)          (.24)              --     (.80)        (.78)            --     (.78)
1999                  14.54        1.00        (.14)          (.22)              --      .64         (.77)            --     (.77)
1998                  13.76         .99         .80           (.24)              --     1.55         (.77)            --     (.77)

MARYLAND DIVIDEND
ADVANTAGE (NFM)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)               14.18         .52         .31           (.04)              --      .79         (.42)            --     (.42)
2002                  13.90        1.04         .22           (.14)              --     1.12         (.84)            --     (.84)
2001(a)               14.33         .22        (.25)          (.05)              --     (.08)        (.21)            --     (.21)

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)               14.01         .48         .46           (.05)              --      .89         (.39)            --     (.39)
2002(b)               14.33         .57        (.22)          (.06)              --      .29         (.46)            --     (.46)

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)               14.33         .09        (.51)            --               --     (.42)        (.07)            --     (.07)
==================================================================================================================================

                                                            Total Returns
                                                          ----------------
                                                                     Based
                      Offering                                          on
                     Costs and       Ending                         Common
                     Preferred       Common                Based     Share
                         Share        Share     Ending        on       Net
                  Underwriting    Net Asset     Market    Market     Asset
                     Discounts        Value      Value     Value**   Value**
============================================================================
MARYLAND PREMIUM
INCOME (NMY)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                    $--       $14.33   $15.6200      2.06%     5.20%
2002                        --        14.04    15.7300      4.77      7.71
2001                        --        13.83    15.8500     26.24     14.18
2000                        --        12.83    13.2500     (7.22)    (5.57)
1999                        --        14.41    15.1250      5.47      4.44
1998                        --        14.54    15.0625     16.54     11.47

MARYLAND DIVIDEND
ADVANTAGE (NFM)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                     --        14.55    15.2000      1.13      5.59
2002                        --        14.18    15.4400      1.98      8.21
2001(a)                   (.14)       13.90    15.9900      8.02     (1.53)

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                     --        14.51    14.6800      3.15      6.38
2002(b)                   (.15)       14.01    14.6100       .52      1.01

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                   (.21)       13.63    14.3000     (4.23)    (4.43)
============================================================================

                                                   Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------
                                 Before Credit/Reimbursement    After Credit/Reimbursement***
                                 ---------------------------    -----------------------------
                                               Ratio of Net                      Ratio of Net
                                   Ratio of      Investment       Ratio of         Investment
                       Ending      Expenses       Income to       Expenses          Income to
                          Net    to Average      Average to        Average            Average
                       Assets    Net Assets      Net Assets     Net Assets         Net Assets
                   Applicable    Applicable      Applicable     Applicable         Applicable      Portfolio
                    to Common     to Common       to Common      to Common          to Common       Turnover
                  Shares (000)       Shares++       Shares++        Shares++           Shares++         Rate
============================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)              $151,072         1.27%*          7.09%*          1.27%*             7.09%*           11%
2002                  147,795         1.32            7.33            1.31               7.34             13
2001                  145,201         1.31            7.58            1.31               7.58              8
2000                  134,299         1.29            7.69            1.28               7.70             13
1999                  150,420         1.29            6.78            1.28               6.79             16
1998                  151,088         1.29            6.93            1.29               6.93              6

MARYLAND DIVIDEND
ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                60,499         1.32*           6.57*           .85*               7.04*             8
2002                   58,925         1.35            6.81             .82               7.34             36
2001(a)                57,740         1.17*           4.33*           .75*               4.75*            10

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(d)                60,476         1.29*           6.14*           .83*               6.60*             8
2002(b)                58,370         1.22*           5.55*           .79*               5.99*            21

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                72,881          .92*           3.16*           .53*               3.55*             8
============================================================================================================

                    Preferred Shares at End of Period
                  -------------------------------------
                    Aggregate   Liquidation
                       Amount    and Market       Asset
                  Outstanding         Value    Coverage
                         (000)    Per Share   Per Share
=======================================================
MARYLAND PREMIUM
INCOME (NMY)
-------------------------------------------------------
Year Ended 5/31:
2003(d)               $79,100       $25,000     $72,747
2002                   79,100        25,000      71,712
2001                   79,100        25,000      70,891
2000                   79,100        25,000      67,446
1999                   79,100        25,000      72,541
1998                   79,100        25,000      72,752

MARYLAND DIVIDEND
ADVANTAGE (NFM)
-------------------------------------------------------
Year Ended 5/31:
2003(d)                32,000        25,000      72,265
2002                   32,000        25,000      71,035
2001(a)                32,000        25,000      70,109

MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
-------------------------------------------------------
Year Ended 5/31:
2003(d)                32,000        25,000      72,247
2002(b)                32,000        25,000      70,601

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
-------------------------------------------------------
Year Ended 5/31:
2003(c)                39,000        25,000      71,718
=======================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period January 25, 2001 (commencement of operations) through May
     31, 2001.

(b)  For the period September 25, 2001 (commencement of operations) through May
     31, 2002.

(c)  For the period September 25, 2002 (commencement of operations) through
     November 30, 2002.

(d)  For the six months ended November 30, 2002.

                                 See accompanying notes to financial statements.

                                  56-57 SPREAD


                           Financial HIGHLIGHTS (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:
                                                  Investment Operations                                Less Distributions
                             ---------------------------------------------------------------   -----------------------------------

                                                      Distributions   Distributions
                                                           from Net            from                   Net
                  Beginning                     Net      Investment         Capital            Investment        Capital
                     Common               Realized/       Income to        Gains to             Income to       Gains to
                      Share         Net  Unrealized       Preferred       Preferred                Common         Common
                  Net Asset  Investment  Investment          Share-          Share-                Share-         Share-
                      Value      Income  Gain (Loss)        holders+        holders+   Total      holders        holders    Total
==================================================================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)              $14.69       $ .51      $  .17           $(.04)            $--    $ .64        $(.44)           $--    $(.44)
2002                  14.59        1.04         .03            (.11)             --      .96         (.86)            --     (.86)
2001                  13.36        1.08        1.21            (.25)             --     2.04         (.81)            --     (.81)
2000                  14.89        1.07       (1.52)           (.24)             --     (.69)        (.84)            --     (.84)
1999                  14.96        1.05        (.08)           (.22)             --      .75         (.82)            --     (.82)
1998                  14.04        1.06         .92            (.24)             --     1.74         (.82)            --     (.82)

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)               14.23         .51         .18            (.04)             --      .65         (.42)            --     (.42)
2002                  13.87        1.02         .32            (.13)             --     1.21         (.85)            --     (.85)
2001(a)               14.33         .24        (.28)           (.05)             --     (.09)        (.21)            --     (.21)

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)               14.31         .49         .36            (.05)             --      .80         (.41)            --     (.41)
2002(b)               14.33         .41         .09            (.04)             --      .46         (.35)            --     (.35)
==================================================================================================================================



                                                            Total Returns
                                                          ----------------

                                                                     Based
                      Offering                                          on
                     Costs and       Ending                         Common
                     Preferred       Common                Based     Share
                         Share        Share     Ending        on       Net
                  Underwriting    Net Asset     Market    Market     Asset
                     Discounts        Value      Value     Value**   Value**
============================================================================
VIRGINIA PREMIUM
INCOME (NPV)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                    $--       $14.89   $16.1700      2.67%     4.39%
2002                        --        14.69    16.1700      6.64      6.71
2001                        --        14.59    16.0000     18.45     15.53
2000                        --        13.36    14.2500     (6.02)    (4.64)
1999                        --        14.89    16.0625      4.77      5.09
1998                        --        14.96    16.1250     17.30     12.66

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                     --        14.46    15.6100      6.32      4.59
2002                        --        14.23    15.0900      5.10      8.89
2001(a)                   (.16)       13.87    15.1800      2.61     (1.73)

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
----------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                     --        14.70    15.2300      5.05      5.62
2002(b)                   (.13)       14.31    14.9000      1.71      2.30
============================================================================

                                                   Ratios/Supplemental Data
                  -------------------------------------------------------------------------------------------
                                 Before Credit/Reimbursement    After Credit/Reimbursement***
                                 ---------------------------    -----------------------------
                                               Ratio of Net                      Ratio of Net
                                   Ratio of      Investment       Ratio of         Investment
                       Ending      Expenses       Income to       Expenses          Income to
                          Net    to Average      Average to        Average            Average
                       Assets    Net Assets      Net Assets     Net Assets         Net Assets
                   Applicable    Applicable      Applicable     Applicable         Applicable      Portfolio
                    to Common     to Common       to Common      to Common          to Common       Turnover
                  Shares (000)       Shares++        Shares++       Shares++           Shares++         Rate
=============================================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
-------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)              $130,776          1.29%*          6.72%*         1.28%*             6.74%*           12%
2002                  128,655          1.28            7.01           1.27               7.02             14
2001                  127,145          1.23            7.51           1.21               7.53              7
2000                  115,760          1.29            7.72           1.28               7.73             20
1999                  128,368          1.26            6.94           1.26               6.95              8
1998                  128,122          1.27            7.20           1.27               7.20             19

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
-------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                45,075          1.33*           6.44*          .85*               6.92*             4
2002                   44,308          1.37            6.68           .84                7.21             21
2001(a)                43,155          1.27*           4.76*          .80*               5.23*            20

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
-------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                83,543          1.21*           6.05*          .75*               6.51*             9
2002(b)                81,325          1.14*           5.00*          .70*               5.44*            12
=============================================================================================================

                    Preferred Shares at End of Period
                  -------------------------------------
                    Aggregate   Liquidation
                       Amount    and Market       Asset
                  Outstanding         Value    Coverage
                         (000)    Per Share   Per Share
=======================================================
VIRGINIA PREMIUM
INCOME (NPV)
-------------------------------------------------------
Year Ended 5/31:
2003(c)               $63,800       $25,000     $76,245
2002                   63,800        25,000      75,413
2001                   63,800        25,000      74,822
2000                   63,800        25,000      70,361
1999                   63,800        25,000      75,301
1998                   63,800        25,000      75,205

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
-------------------------------------------------------
Year Ended 5/31:
2003(c)                24,000        25,000      71,953
2002                   24,000        25,000      71,154
2001(a)                24,000        25,000      69,953

VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
-------------------------------------------------------
Year Ended 5/31:
2003(c)                42,000        25,000      74,728
2002(b)                42,000        25,000      73,408
=======================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

*** After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period January 26, 2001 (commencement of operations) through May
     31, 2001.

(b)  For the period November 15, 2001 (commencement of operations) through May
     31, 2002.

(c)  For the six months ended November 30, 2002.

                                 See accompanying notes to financial statements.

                                  58-59 SPREAD



Build Your Wealth
       AUTOMATICALLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




GLOSSARY OF TERMS USED IN THIS REPORT
AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended November 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

Photo of: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Logo: NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   ESA-B-1102D